UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00653)

Exact name of registrant as specified in charter:	Putnam Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2012

Date of reporting period:	November 1, 2011 — October 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PINCX

Putnam Income Fund

Annual report 10 | 31 | 12

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Income
Fund

Annual report
10 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Trustee approval of management contract	18

Financial statements	23

Federal tax information	72

About the Trustees	73

Officers	75

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. The prices of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy has been exhibiting greater underlying strength than previously thought, with employment, consumer spending, manufacturing, and housing data all showing steady improvement this year. U.S. stocks and many international markets have responded by delivering strong returns.

Still, the rise in equities has been accompanied by heightened investor anxiety, fostered by Europe’s ongoing troubles, China’s economic slowdown, and the looming “fiscal cliff” in the United States. We believe volatility will remain a feature of market behavior until these challenges are resolved.

At Putnam, our portfolio managers and analysts are trained to uncover opportunities and manage risk in this type of environment. We also strongly believe that it is prudent for long-term investors to rely on the expertise of a trusted financial advisor, who can help them work toward their financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Income Fund

A high-quality portfolio focused on total return

Since Putnam Income Fund's launch in 1954, the bond landscape has undergone a dramatic transformation, with a greater variety of fixed-income securities available for investment today than ever before. Amid this evolution, the fund's goal has remained constant: pursuing high current income and prudent risk management within a total return context.

The fund's management team has an average of nearly 20 years of industry experience.

Brett S. Kozlowski, CFA
Portfolio Manager

Michael V. Salm
Portfolio Manager
Co-Head of Fixed Income

Daniel S. Choquette, CFA
Portfolio Manager

Kevin F. Murphy
Portfolio Manager

The end of an era?

For more than 25 years, declining interest rates have driven bond prices higher. But with interest rates at historically low levels, any strategy that relies on this trend continuing could be risky.

10-year Treasury yield
Effective federal funds rate
12
10
8
6
4
2
0
'85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12

Source: Federal Reserve. Past performance is not indicative of future results.

Putnam Income Fund pursues a wide range of investment opportunities

The fund's management team seeks to better balance the sources of risk and return in the portfolio by investing in sectors that aren't reliant on declining interest rates to drive returns, including sectors that lie outside the benchmark index.

Barclays U.S. Aggregate Bond Index
Putnam Income Fund
High-yield corporate bonds
0% 1%
Residential MBS (non-agency)
0% 12%
Emerging-market bonds
2% 0%
Agency CMO
0% 15%
Net cash
0% 21%
Investment-grade corporate bonds
21% 27%
Commercial MBS
2% 12%
Bank loans
0% 0%
Agency pass-through
30% 12%
Municipal bonds
1% 0%
U.S. Treasury/agency
41% 0%
Int'l Treasury/agency
3% 0%

Source: Putnam, as of 10/31/12. Allocations may not total 100% of net assets because the chart includes the notional value of derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities.

2 Income Fund

Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Barclays U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception of the fund’s class A shares.

4	Income Fund

Interview with your fund’s portfolio manager

Mike, what was the bond-market environment like during the 12 months ended October 31, 2012?

The period began on a difficult note for credit-sensitive fixed-income securities, as concerns about Europe’s sovereign debt crisis and a weakening U.S. economic outlook caused investors to move away from risk. In December, however, riskier assets began to reverse course, as investors grew more optimistic about U.S. growth prospects and less pessimistic about the European situation. Investor confidence was buoyed by the European Central Bank’s [ECB] Long-Term Refinancing Operation, which provided much-needed stability to global credit markets by injecting liquidity into the European banking system, thereby reducing banks’ short-term funding risk.

In the United States, the Federal Reserve remained firm in its resolve to hold its benchmark federal funds rate near zero, announcing that it would do so into 2015. The Fed’s accommodative stance was further in evidence as it extended “Operation Twist,” under which it is helping to keep long-term Treasury yields low by selling short-term bonds and buying longer-term ones.

Within this environment, bonds in sectors entailing greater credit or market risk that trade at a yield premium to U.S. Treasuries — so-called “spread sectors” — rallied broadly from December through March. However, the

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/12. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 17.

Income Fund	5

rally stalled during the April–June period, as global economic data came in below expectations and rising eurozone risk once again dampened investor sentiment.

Following late-July comments from ECB president Mario Draghi that the central bank would do “whatever it takes” to preserve the euro, credit-sensitive market sectors rallied once again. The Fed’s mid-September announcement of “QE3,” under which it plans to buy large amounts of government-agency mortgage-backed securities [agency pass-throughs] until the job market improves, provided further impetus to the market’s liquidity-fueled advance. The Fed also affirmed that it would continue Operation Twist through December. In early October, the ECB activated a program to purchase unlimited amounts of government bonds issued by Spain and other eurozone members that face higher borrowing costs.

Against this backdrop, the fund outperformed its benchmark and the average return of its Lipper peer group by sizable margins.

Credit qualities are shown as a percentage of the fund’s net assets as of 10/31/12. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including forward currency contracts, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

A negative percentage reflects the effect of fund strategies that are designed to enhance performance if certain securities decline in value.

6	Income Fund

What factors drove the fund’s strong relative performance?

Our out-of-benchmark allocation to non-agency residential mortgage-backed securities [non-agency RMBS] was a significant contributor for the period. Robust demand from long-term investors, shrinking supply, and signs of recovery in the housing market bolstered the sector’s performance.

An overweighting in commercial mortgage-backed securities [CMBS] was another notable contributor. The sector benefited from consistent investor demand, given reduced near-term concern about the eurozone debt crisis, accommodative Fed policy, and continued positive U.S. economic growth.

We held both AAA-rated CMBS and “seasoned mezzanine” securities. CMBS are created when an underwriter assembles a package of commercial mortgages and issues bonds of varying creditworthiness.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Income Fund	7

AAA-rated CMBS occupy the top of the underwriter’s capital structure, and thus offer the greatest principal protection. Mezzanine CMBS are slightly lower in the capital structure, but, in our view, still provide a meaningful amount of principal protection along with higher yields. The mezzanine bonds we selected were issued prior to 2006, when CMBS underwriting standards were stronger than they were later in the decade, and they provided the fund with a reliable stream of cash flows.

Our holdings of investment-grade corporate bonds also aided performance, as yield spreads continued to tighten during much of the period, supported by a better risk environment and solid corporate earnings. Late in the period, however, corporate earnings began to show signs of softening. By way of background, when a bond’s yield spread tightens relative to Treasuries, it indicates that the bond’s price has risen.

Lastly, security selection among agency pass-throughs was beneficial, as we held lower-coupon pass-throughs, which generally outperformed their higher-coupon counterparts in the run-up to QE3.

What strategies detracted from results?

The biggest detractor was our conservative term-structure positioning [our duration — or interest-rate sensitivity — and yield-curve strategy]. We generally kept the fund’s duration shorter than that of the benchmark — which can be beneficial when rates are rising — and also positioned the portfolio for a steeper yield curve. However, beginning in March, rates declined and the yield curve flattened as investors anticipated further monetary policy easing by the Fed.

The fund held both agency pass-throughs and to-be-announced commitments to purchase pass-throughs [TBAs]. How do these differ?

TBAs allow us to purchase pass-throughs for a fixed price at a future date. Frequently, TBAs are more liquid than regular pass-throughs, and may represent a better value in terms of their total return potential. We prefer to hold cash or high-grade debt in amounts sufficient to meet our TBA commitments. As a result, it may appear that the fund has allocated a substantial portion of the portfolio to cash, while in actuality we’re simply holding cash to collateralize our TBAs.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps — which allow two parties to exchange one stream of future interest payments for another, based on a specified principal amount — to take tactical positions at various points along the yield curve.

In addition, we employed interest-rate swaps and “swaptions” — which give us the option to enter into a swap contract — to hedge the interest-rate risk associated with our mortgage pass-through and collateralized-mortgage-obligation [CMO] holdings.

The fund reduced its distribution rate during the period. What led to that decision?

The fund’s distribution rate per class A share was lowered to $0.016 from $0.020 in April, due to the fund’s increased focus on higher-quality, lower-yielding segments of the bond market, and lower overall yields across the market. Similar reductions were made to other share classes.

8	Income Fund

What is your outlook for the coming months, and how are you positioning the fund?

Third-quarter gross domestic product came in at a better-than-expected annualized rate of 2%, indicating that the U.S. economy continues to grow, albeit at a sluggish pace compared with past post-recession recoveries. With Japan and Germany slowing sharply, recession in other parts of Europe, and China growing at a rate that is slow by its own standards, we believe the areas of the U.S. economy that are heavily dependent on global trade have weakened. On the other hand, U.S. consumer demand appears to be reasonably solid, as illustrated by stronger automobile sales. All told, we believe U.S. growth may strengthen in 2013 if the so-called “fiscal cliff” of currently legislated spending cuts and expiring tax reductions looming at year-end can be avoided.

As has been the case for some time, we continue to believe non-government sectors remain the most attractive areas of the bond market. While the “spreads” — or yield advantage — in many sectors of the market have tightened in recent months, they still appear attractive relative to their pre-2008 historical averages, in our view.

In terms of positioning, we continue to prefer credit risk via allocations to CMBS and non-agency RMBS, and prepayment risk through certain types of CMOs, over interest-rate risk. We also remain positive on lower-coupon agency pass-throughs, as well as mid-coupon pass-throughs that, in our view, exhibit favorable prepayment characteristics. While the potential for short-term price volatility continues to be high, we believe our actively managed, risk-conscious approach remains a prudent strategy for investing in today’s bond markets.

Thanks for your time and for bringing us up to date, Mike.

A word about derivatives

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use forward currency contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional fixed-income risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For some types of derivatives, Putnam also seeks to mitigate the level of ongoing counterparty credit risk by entering into collateral agreements with counterparties that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Income Fund	9

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Michael V. Salm is Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Michael joined Putnam in 1997 and has been in the investment industry since 1989.

In addition to Michael, your fund’s portfolio managers are Daniel S. Choquette, CFA; Brett S. Kozlowski, CFA; and Kevin F. Murphy.

IN THE NEWS

After decelerating in the middle of the year, the world’s two largest economies — the United States and China — are showing signs of growth. Stronger housing demand and hiring is appearing in the United States, and factory output and retail sales are rising in China, potentially marking an end to the recent slowdown in that economy. This fall, President Barack Obama was elected to a second term in the United States, and Xi Jinping, in a once-in-a-decade transition of power, was named President of China. Neither country is without its potential difficulties, however. The United States must produce a budget agreement that averts the across-the-board tax increases and austerity measures in the “fiscal cliff,” and China’s new leadership remains untested.

10	Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/12

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(11/1/54)		(3/1/93)		(7/26/99)		(12/14/94)		(1/21/03)	(7/2/12)	(7/2/12)	(6/16/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	7.91%	7.83%	6.92%	6.92%	7.09%	7.09%	7.46%	7.40%	7.64%	7.99%	7.99%	7.99%

10 years	81.40	74.26	68.18	68.18	68.22	68.22	76.60	70.85	77.04	85.51	85.76	85.74
Annual average	6.14	5.71	5.34	5.34	5.34	5.34	5.85	5.50	5.88	6.37	6.39	6.39

5 years	46.26	40.45	40.89	38.89	40.91	40.91	44.43	39.82	44.33	47.88	48.08	48.06
Annual average	7.90	7.03	7.10	6.79	7.10	7.10	7.63	6.93	7.61	8.14	8.17	8.17

3 years	28.19	22.97	25.28	22.28	25.27	25.27	27.25	23.08	27.15	29.04	29.22	29.20
Annual average	8.63	7.14	7.80	6.93	7.80	7.80	8.36	7.17	8.34	8.87	8.92	8.91

1 year	9.59	5.13	8.75	3.75	8.72	7.72	9.27	5.65	9.26	9.87	10.02	10.00

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6 and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Performance for class R5 and class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Income Fund	11

Comparative index returns For periods ended 10/31/12

	Barclays U.S. Aggregate	Lipper Corporate Debt Funds
	Bond Index	A Rated category average*

Annual average (life of fund)	—†	—†

10 years	69.10%	73.80%
Annual average	5.39	5.61

5 years	36.25	38.04
Annual average	6.38	6.61

3 years	19.38	23.31
Annual average	6.08	7.19

1 year	5.25	7.66

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, and 10-year periods ended 10/31/12, there were 101, 83, 78, and 54 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Barclays U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $16,818 and $16,822, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $17,085. A $10,000 investment in the fund’s class R, class R5, class R6 and class Y shares would have been valued at $17,704, $18,551, $18,576 and $18,574, respectively.

12	Income Fund

Fund price and distribution information For the 12-month period ended 10/31/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	12		12	12	12		12	4	4	12

Income	$0.212		$0.163	$0.163	$0.199		$0.198	$0.071	$0.071	$0.226

Capital gains	—		—	—	—		—	—	—	—

Total	$0.212		$0.163	$0.163	$0.199		$0.198	$0.071	$0.071	$0.226

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

10/31/11	$6.84	$7.13	$6.78	$6.80	$6.71	$6.94	$6.81	—	—	$6.91

7/2/12*	—	—	—	—	—	—	—	$7.11	$7.11	—

10/31/12	7.27	7.57	7.20	7.22	7.12	7.36	7.23	7.35	7.36	7.36

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
Current yield	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value	value

Current dividend
rate [1]	2.64%	2.54%	2.00%	1.99%	2.53%	2.45%	2.49%	2.94%	2.93%	2.93%

Current 30-day
SEC yield (without
expense limitation) [2]	N/A	3.01	2.39	2.39	N/A	2.79	2.88	3.40	3.47	3.38

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

* Inception date of class R5 and class R6 shares.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/12

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(11/1/54)		(3/1/93)		(7/26/99)		(12/14/94)		(1/21/03)	(7/2/12)	(7/2/12)	(6/16/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	7.90%	7.82%	6.91%	6.91%	7.09%	7.09%	7.46%	7.40%	7.63%	7.98%	7.98%	7.98%

10 years	77.79	70.62	65.02	65.02	65.07	65.07	73.52	67.93	73.52	82.35	82.35	82.32
Annual average	5.92	5.49	5.14	5.14	5.14	5.14	5.67	5.32	5.67	6.19	6.19	6.19

5 years	45.75	39.94	40.38	38.38	40.40	40.40	43.89	39.29	43.82	47.56	47.56	47.54
Annual average	7.83	6.95	7.02	6.71	7.02	7.02	7.55	6.85	7.54	8.09	8.09	8.09

3 years	30.38	25.15	27.62	24.62	27.59	27.59	29.64	25.49	29.53	31.60	31.60	31.58
Annual average	9.25	7.76	8.47	7.61	8.46	8.46	9.04	7.86	9.01	9.59	9.59	9.58

1 year	9.09	4.78	8.40	3.40	8.37	7.37	8.91	5.44	8.76	9.35	9.35	9.34

Income Fund	13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 10/31/11	0.87%	1.62%	1.62%	1.12%	1.12%	0.60%*	0.53%*	0.62%

Annualized expense ratio
for the six-month period
ended 10/31/12†	0.85%	1.60%	1.60%	1.10%	1.10%	0.58%	0.51%	0.60%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Expenses for class R5 and R6 shares are based on the other expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class R5 and R6 shares.

† For the fund’s most recent fiscal half year, or in the case of class R5 and R6 shares, from July 3, 2012 (commencement of operations) to October 31, 2012; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2012 (or in the case of class R5 and R6 shares, from July 3, 2012 (commencement of operations)), to October 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.42	$8.30	$8.30	$5.71	$5.72	$1.96‡	$1.72‡	$3.12

Ending value (after expenses)	$1,068.00	$1,064.90	$1,064.70	$1,066.80	$1,067.30	$1,043.90	$1,045.40	$1,069.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/12 (or, in the case of class R5 and R6 shares, the period from 7/3/12 (commencement of operations) to 10/31/12). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for class R5 and R6 shares been shown for the entire period from May 1, 2012 to October 31, 2012, they would have been higher.

14	Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2012, use the following calculation method. To find the value of your investment on May 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.32	$8.11	$8.11	$5.58	$5.58	$2.95	$2.59	$3.05

Ending value (after expenses)	$1,020.86	$1,017.09	$1,017.09	$1,019.61	$1,019.61	$1,022.22	$1,022.57	$1,022.12

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/12 (or, in the case of class R5 and R6 shares, the period from 7/3/12 (commencement of operations) to 10/31/12). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Income Fund	15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to certain defined contribution plans with assets of at least $50 million.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through”, is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches”. Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

16	Income Fund

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2012, Putnam employees had approximately $338,000,000 and the Trustees had approximately $82,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2012. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

18	Income Fund

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation

Income Fund	19

applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and

20	Income Fund

performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Corporate Debt Funds A Rated) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th

Three-year period	1st

Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 118, 102 and 94 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees, while noting that your fund’s investment performance over the three- and five-year periods ended December 31, 2011 had been favorable, expressed concern about your fund’s fourth quartile performance over the one-year period ended December 31, 2011 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s view that the fund’s underperformance over the one-year period was due in significant part to the fund’s relative emphasis on shorter duration investments, which reduced the fund’s sensitivity to interest rate changes but detracted from performance. In addition, performance was hurt by the fund’s exposure to investment-grade corporate bonds and non-agency residential mortgage-backed securities. These investments underperformed in the unpredictable 2011 markets, which were affected by fears of Greek and other European sovereign defaults, Standard & Poor’s downgrade of the United States’ long-term credit rating, and other negative events.

The Trustees considered steps that Putnam Management had taken to support improved performance, noting in particular that, in July 2011, two new portfolio managers had

Income Fund	21

joined the fund’s portfolio management. The Trustees also considered that, although the fund had not performed well in 2011, the fund ranked in the first quartile for the three- and five-year periods ended December 31, 2011, and that Putnam Management remained confident in the fund’s portfolio managers and their investment process. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. In particular, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for anunderperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

22	Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Income Fund	23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Income Fund (the fund), including the fund’s portfolio, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Income Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 14, 2012

24	Income Fund

The fund’s portfolio 10/31/12

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (50.0%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.2%)
Government National Mortgage Association
Pass-Through Certificates
3 1/2s, July 15, 2042	$12,780,958	$14,016,617
3s, TBA, January 1, 2043	1,000,000	1,059,375
3s, TBA, November 1, 2042	2,000,000	2,130,156

		17,206,148
U.S. Government Agency Mortgage Obligations (48.8%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
4s, June 1, 2042	16,902,928	18,813,752
3s, TBA, November 1, 2042	12,000,000	12,569,063

Federal National Mortgage Association
Pass-Through Certificates
7s, January 1, 2017	4,084	4,309
5s, TBA, November 1, 2042	42,000,000	45,819,375
4s, with due dates from June 1, 2042 to November 1, 2042	129,393,276	144,126,926
3s, TBA, February 1, 2043	93,000,000	96,941,600
3s, TBA, November 1, 2042	365,000,000	383,164,444

		701,439,469

Total U.S. government and agency mortgage obligations (cost $715,277,298)		$718,645,617

MORTGAGE-BACKED SECURITIES (39.2%)*	Principal amount	Value

Agency collateralized mortgage obligations (14.8%)
Federal Home Loan Mortgage Corp.
IFB Ser. 3408, Class EK, 24.932s, 2037	$1,595,458	$2,537,289
IFB Ser. 2976, Class LC, 23.635s, 2035	241,219	385,951
IFB Ser. 2979, Class AS, 23.489s, 2034	152,957	203,398
IFB Ser. 3072, Class SB, 22.865s, 2035	910,150	1,439,791
IFB Ser. 3249, Class PS, 21.569s, 2036	831,590	1,260,950
IFB Ser. 3065, Class DC, 19.218s, 2035	1,021,933	1,603,647
IFB Ser. 2990, Class LB, 16.399s, 2034	1,224,160	1,718,586
IFB Ser. 4105, Class HS, IO, 6.386s, 2042	5,899,613	1,293,844
IFB Ser. 3803, Class SP, IO, 6.386s, 2038	10,382,209	830,577
IFB Ser. 3861, Class PS, IO, 6.386s, 2037	5,409,405	863,449
IFB Ser. 3907, Class KS, IO, 6.336s, 2040	6,153,570	833,854
IFB Ser. 3708, Class SA, IO, 6.236s, 2040	16,896,667	2,331,571
IFB Ser. 4112, Class SC, IO, 5.936s, 2042	13,350,682	2,314,901
IFB Ser. 4105, Class LS, IO, 5.936s, 2041	5,855,774	1,174,258
IFB Ser. 4012, Class ES, IO, 5.836s, 2038	13,974,101	2,532,387
IFB Ser. 3852, Class NT, 5.786s, 2041	3,864,999	4,258,030
IFB Ser. 3752, Class PS, IO, 5.786s, 2040	8,640,765	1,340,874
FRB Ser. 3036, Class AS, 5 1/2s, 2035	54,334	47,462
Ser. 3632, Class CI, IO, 5s, 2038	325,425	18,003
Ser. 3626, Class DI, IO, 5s, 2037	191,385	6,153
Ser. 4122, Class TI, IO, 4 1/2s, 2042	7,398,000	1,125,976
Ser. 4018, Class DI, IO, 4 1/2s, 2041	9,540,782	1,151,763
Ser. 3747, Class HI, IO, 4 1/2s, 2037	2,373,740	194,448
Ser. 3707, Class PI, IO, 4 1/2s, 2025	8,576,302	660,032

Income Fund	25

MORTGAGE-BACKED SECURITIES (39.2%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corp.
Ser. 4116, Class MI, IO, 4s, 2042	$15,001,000	$2,306,404
Ser. 4090, Class BI, IO, 4s, 2042	3,942,209	444,721
Ser. 4026, Class JI, IO, 4s, 2041	3,334,403	380,455
Ser. 3740, Class KI, IO, 4s, 2033	11,311,989	167,531
Ser. 4077, Class AI, IO, 3s, 2027	16,113,802	1,649,570
Ser. T-56, Class A, IO, 0.524s, 2043	13,226,356	227,845
Ser. T-56, Class 3, IO, 0.484s, 2043	4,713,314	61,862
Ser. T-56, Class 1, IO, 0.299s, 2043	15,927,926	119,459
Ser. T-56, Class 2, IO, 0.131s, 2043	5,672,428	17,726
Ser. 4077, Class TO, PO, zero %, 2041	3,103,607	2,646,694
Ser. 3835, Class FO, PO, zero %, 2041	9,085,348	7,633,327
Ser. 3369, Class BO, PO, zero %, 2037	63,832	59,762
Ser. 3391, PO, zero %, 2037	155,557	141,272
Ser. 3300, PO, zero %, 2037	949,314	888,699
Ser. 3206, Class EO, PO, zero %, 2036	40,601	38,092
Ser. 3175, Class MO, PO, zero %, 2036	133,077	125,043
Ser. 3210, PO, zero %, 2036	33,174	31,585
FRB Ser. 3117, Class AF, zero %, 2036	36,311	29,842
FRB Ser. 3326, Class WF, zero %, 2035	95,745	86,171

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.636s, 2036	1,687,145	3,129,496
IFB Ser. 06-8, Class HP, 23.794s, 2036	947,643	1,606,813
IFB Ser. 05-45, Class DA, 23.647s, 2035	1,875,011	3,122,042
IFB Ser. 05-122, Class SE, 22.363s, 2035	1,671,382	2,540,758
IFB Ser. 05-75, Class GS, 19.618s, 2035	756,625	1,109,932
IFB Ser. 05-106, Class JC, 19.471s, 2035	971,467	1,555,765
IFB Ser. 05-83, Class QP, 16.846s, 2034	218,706	306,957
IFB Ser. 11-4, Class CS, 12.479s, 2040	2,008,134	2,413,340
IFB Ser. 12-96, Class PS, IO, 6.489s, 2041	10,776,578	2,244,761
IFB Ser. 12-88, Class SB, IO, 6.459s, 2042	8,605,663	1,571,738
IFB Ser. 12-75, Class SK, IO, 6.439s, 2041	15,076,956	3,026,397
IFB Ser. 12-4, Class SN, IO, 6.389s, 2040	7,703,392	1,367,352
IFB Ser. 12-75, Class KS, IO, 6.339s, 2042	10,255,306	1,839,904
IFB Ser. 12-3, Class CS, IO, 6.339s, 2040	10,190,844	1,878,478
IFB Ser. 12-3, Class SD, IO, 6.299s, 2042	3,712,935	665,989
IFB Ser. 11-87, Class HS, IO, 6.289s, 2041	5,935,499	1,032,777
IFB Ser. 11-67, Class BS, IO, 6.289s, 2041	19,225,252	3,360,766
IFB Ser. 11-27, Class AS, IO, 6.269s, 2041	12,952,783	1,836,187
IFB Ser. 12-30, Class HS, IO, 6.239s, 2042	30,327,106	5,773,068
IFB Ser. 10-35, Class SG, IO, 6.189s, 2040	29,451,158	3,924,661
IFB Ser. 12-113, Class CS, IO, 5.939s, 2041	4,933,087	960,768
IFB Ser. 12-4, Class SY, IO, 5.739s, 2042	6,427,420	1,110,722
IFB Ser. 11-53, Class SY, IO, 5.739s, 2041	20,180,315	2,480,976
Ser. 12-132, Class SA, IO, 5s, 2042 ∆	13,754,000	2,297,606
Ser. 12-118, Class IO, IO, 4s, 2042	12,366,582	1,904,701
Ser. 12-124, Class UI, IO, 4s, 2042 ∆	25,247,500	4,531,926
Ser. 12-118, Class PI, IO, 4s, 2042	8,580,000	1,473,358
Ser. 12-96, Class PI, IO, 4s, 2041	12,477,726	1,812,889
Ser. 03-W10, Class 1, IO, 1.4s, 2043	10,759,108	481,218

26	Income Fund

MORTGAGE-BACKED SECURITIES (39.2%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 01-50, Class B1, IO, 0.41s, 2041	$993,509	$6,209
Ser. 2002-W6, Class 1AIO, 0.263s, 2042	1,204,755	3,577
Ser. 2005-W4, Class 1AIO, 0.11s, 2035	271,958	722
Ser. 03-34, Class P1, PO, zero %, 2043	264,141	235,511
Ser. 07-64, Class LO, PO, zero %, 2037	241,838	225,528
Ser. 07-14, Class KO, PO, zero %, 2037	575,056	534,543
Ser. 06-125, Class OX, PO, zero %, 2037	91,077	87,246
Ser. 06-84, Class OT, PO, zero %, 2036	69,423	65,845
Ser. 06-46, Class OC, PO, zero %, 2036	65,980	61,622

Government National Mortgage Association
IFB Ser. 11-56, Class SA, 23.611s, 2041	12,596,452	20,091,718
IFB Ser. 10-158, Class SD, 14.368s, 2040	2,780,250	4,012,090
IFB Ser. 11-70, Class WS, 9.279s, 2040	11,858,000	14,184,302
IFB Ser. 11-72, Class SE, 7.12s, 2041 F	9,422,000	10,442,829
IFB Ser. 11-56, Class MS, 6.863s, 2041	6,198,651	6,891,598
IFB Ser. 11-61, Class CS, IO, 6.469s, 2035	23,489,038	3,259,128
IFB Ser. 11-70, Class SM, IO, 5.676s, 2041	5,789,000	1,458,481
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	12,782,239	2,057,142
Ser. 11-116, Class IA, IO, 4 1/2s, 2039	11,405,725	1,202,277
Ser. 11-116, Class BI, IO, 4s, 2026	9,305,445	959,857
IFB Ser. 11-70, Class YI, IO, 0.15s, 2040	15,722,313	84,586
Ser. 11-70, PO, zero %, 2041	37,727,101	31,346,316
Ser. 10-151, Class KO, PO, zero %, 2037	1,187,507	1,087,389
Ser. 06-36, Class OD, PO, zero %, 2036	72,651	68,044
Ser. 99-31, Class MP, PO, zero %, 2029	34,045	32,213

Structured Asset Securities Corp. IFB Ser. 07-4, Class 1A3,
IO, 6.038s, 2045	30,481,136	5,791,416

Structured Asset Securities Corp. 144A Ser. 98-RF3,
Class A, IO, 6.1s, 2028	749,424	116,161

		212,850,949
Commercial mortgage-backed securities (12.1%)
Banc of America Commercial Mortgage, Inc.
Ser. 04-4, Class D, 5.073s, 2042	2,385,000	2,368,603
Ser. 07-1, Class XW, IO, 0.306s, 2049	10,489,744	96,275

Banc of America Commercial Mortgage, Inc. 144A
FRB Ser. 05-2, Class E, 5.323s, 2043	1,590,000	1,625,775
Ser. 04-2, Class F, 4.992s, 2038	1,350,000	1,360,800
Ser. 04-4, Class XC, IO, 0.861s, 2042	19,800,034	203,366
Ser. 04-5, Class XC, IO, 0.706s, 2041	32,726,591	402,373
Ser. 02-PB2, Class XC, IO, 0.457s, 2035	9,480,158	891
Ser. 07-5, Class XW, IO, 0.392s, 2051	21,161,218	268,049
Ser. 05-1, Class XW, IO, 0.059s, 2042	295,342,189	101,302

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 07-T28, Class AJ, 5.971s, 2042	1,708,000	1,692,765
FRB Ser. 05-T20, Class C, 5.15s, 2042	1,900,000	1,835,854
Ser. 04-PWR3, Class D, 4.889s, 2041	1,989,000	2,019,034
Ser. 04-PR3I, Class X1, IO, 0.968s, 2041	8,029,954	93,750

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 06-PW14, Class X1, IO, 0.166s, 2038	17,354,949	305,447

Income Fund	27

MORTGAGE-BACKED SECURITIES (39.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
CFCRE Commercial Mortgage Trust 144A Ser. 11-C1, Class XA,
IO, 1.477s, 2044	$28,997,796	$1,716,670

Citigroup Commercial Mortgage Trust FRB Ser. 05-C3,
Class AJ, 4.96s, 2043	2,050,000	2,161,500

Citigroup Commercial Mortgage Trust 144A Ser. 06-C5,
Class XC, IO, 0.117s, 2049	78,310,174	1,090,078

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO, 0.382s, 2049	49,325,522	640,245
Ser. 07-CD4, Class XC, IO, 0.146s, 2049	156,412,853	1,435,870

Commercial Mortgage Pass-Through Certificates
FRB Ser. 06-C7, Class AM, 5.773s, 2046	4,560,000	4,947,965
Ser. 05-C6, Class AJ, 5.209s, 2044 F	4,413,000	4,486,355

Commercial Mortgage Pass-Through Certificates 144A
Ser. 05-LP5, Class XC, IO, 0.317s, 2043	25,782,679	220,029
Ser. 06-C8, Class XS, IO, 0.16s, 2046	58,374,571	749,458

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 5.762s, 2039	4,030,946	4,043,990
Ser. 06-C5, Class AX, IO, 0.15s, 2039	29,693,744	409,774

Credit Suisse Mortgage Capital Certificates 144A
Ser. 07-C2, Class AX, IO, 0.071s, 2049	86,317,269	320,323

CS First Boston Mortgage Securities Corp.
FRB Ser. 04-C2, Class D, 5.575s, 2036	1,733,000	1,828,857
FRB Ser. 05-C4, Class B, 5.29s, 2038	5,760,000	5,626,368
Ser. 05-C6, Class AJ, 5.23s, 2040	2,984,000	3,172,887
Ser. 05-C5, Class AJ, 5.1s, 2038	1,650,000	1,744,380
FRB Ser. 04-C5, Class B, 4.929s, 2037	2,840,000	2,911,000
Ser. 03-CPN1, Class E, 4.891s, 2035	1,528,000	1,526,732
Ser. 04-C4, Class AJ, 4.772s, 2039	4,030,000	4,229,288

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	2,450,312	2,658,589
FRB Ser. 03-CK2, Class G, 5.744s, 2036	2,984,000	2,987,374
Ser. 03-C3, Class AX, IO, 1.717s, 2038	52,667,498	143,993
Ser. 02-CP3, Class AX, IO, 1.092s, 2035	4,637,655	12,842

DLJ Commercial Mortgage Corp. 144A FRB Ser. 98-CG1,
Class B4, 7.204s, 2031	3,188,000	3,254,025

First Union National Bank-Bank of America Commercial
Mortgage Trust 144A Ser. 01-C1, Class 3, IO, 1.552s, 2033	1,787,888	18

G-Star, Ltd. 144A FRB Ser. 02-2A, Class BFL, 2.211s, 2037
(Cayman Islands)	417,000	375,300

GE Business Loan Trust 144A Ser. 04-2, Class D, 2.964s, 2032	252,769	146,606

GE Capital Commercial Mortgage Corp. FRB Ser. 05-C4,
Class AJ, 5.307s, 2045	1,387,000	1,151,210

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C3, Class XC, IO, 0.14s, 2045	307,747,950	1,424,605
Ser. 07-C1, Class XC, IO, 0.099s, 2049	127,913,840	953,726

GMAC Commercial Mortgage Securities, Inc.
Ser. 97-C1, Class X, IO, 1.234s, 2029	2,690,351	106,554
Ser. 05-C1, Class X1, IO, 0.592s, 2043	33,468,108	428,291

Greenwich Capital Commercial Funding Corp. 144A Ser. 03-C1,
Class G, 4.773s, 2035	1,618,000	1,602,292

28	Income Fund

MORTGAGE-BACKED SECURITIES (39.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
GS Mortgage Securities Corp. II
Ser. 06-GG8, Class AJ, 5.622s, 2039	$1,924,000	$1,703,960
Ser. 06-GG6, Class A2, 5.506s, 2038	344,109	344,109

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	520,322	536,030
Ser. 06-GG6, Class XC, IO, 0.087s, 2038	98,166,062	165,017

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 07-LD12, Class A3, 5.971s, 2051	19,773,000	21,084,444
Ser. 07-LD12, Class A2, 5.827s, 2051	1,900,990	1,939,010
FRB Ser. 04-CB9, Class B, 5.665s, 2041	2,082,000	2,132,384
Ser. 02-C3, Class D, 5.314s, 2035	1,521,000	1,521,000
FRB Ser. 02-C2, Class E, 5.256s, 2034	1,540,000	1,540,000
FRB Ser. 04-CBX, Class B, 5.021s, 2037	1,143,000	1,126,826
Ser. 06-LDP8, Class X, IO, 0.542s, 2045	59,925,774	987,397
Ser. 07-LDPX, Class X, IO, 0.311s, 2049	79,254,372	869,817

JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
FRB Ser. 01-C1, Class H, 5.626s, 2035	1,456,198	1,475,711
Ser. 05-CB12, Class X1, IO, 0.337s, 2037	27,575,427	231,909
Ser. 06-LDP6, Class X1, IO, 0.054s, 2043	52,666,223	182,120

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	556,463	570,375
Ser. 99-C1, Class G, 6.41s, 2031	851,777	856,036
Ser. 98-C4, Class G, 5.6s, 2035 F	417,870	427,151
Ser. 98-C4, Class H, 5.6s, 2035	808,000	880,320

LB-UBS Commercial Mortgage Trust
FRB Ser. 08-C1, Class AM, 6.157s, 2041	1,623,000	1,848,110
Ser. 06-C7, Class A2, 5.3s, 2038	2,253,256	2,253,256
Ser. 07-C2, Class XW, IO, 0.499s, 2040	8,204,233	153,222

LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 02-C7, Class H, 5.747s, 2036	4,110,000	4,128,244
FRB Ser. 04-C1, Class G, 5.077s, 2036	7,400,000	6,431,725
Ser. 06-C7, Class XW, IO, 0.657s, 2038	41,196,186	878,715
Ser. 05-C5, Class XCL, IO, 0.465s, 2040	88,971,202	1,228,247
Ser. 05-C2, Class XCL, IO, 0.353s, 2040	142,065,927	998,297
Ser. 06-C7, Class XCL, IO, 0.267s, 2038	68,838,833	959,820
Ser. 07-C2, Class XCL, IO, 0.139s, 2040	181,727,114	2,556,901
Ser. 05-C7, Class XCL, IO, 0.103s, 2040	120,650,106	714,007

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2,
Class JS, IO, 2.406s, 2028 F	43,271	54

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.847s, 2050	475,000	509,011
FRB Ser. 08-C1, Class AJ, 5.805s, 2051 F	1,828,000	1,763,417
Ser. 03-KEY1, Class C, 5.373s, 2035	3,163,000	3,216,138
Ser. 05-CKI1, Class AJ, 5.261s, 2037	1,632,000	1,663,661

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 0.855s, 2039	15,288,751	176,784
Ser. 05-MCP1, Class XC, IO, 0.198s, 2043	38,085,568	444,535

Merrill Lynch/Countrywide Commercial Mortgage Trust FRB
Ser. 06-4, Class A2FL, 0.334s, 2049	965,479	959,445

Income Fund	29

MORTGAGE-BACKED SECURITIES (39.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 9.144s, 2037 F	$1,966,742	$88,509
Ser. 06-C4, Class X, IO, 5.998s, 2045	5,840,451	582,293
Ser. 05-C3, Class X, IO, 5.806s, 2044	1,831,911	133,913

Morgan Stanley Capital I
Ser. 06-HQ9, Class B, 5.832s, 2044	6,140,000	6,295,115
FRB Ser. 06-T23, Class A2, 5 3/4s, 2041	669,468	676,417
Ser. 07-IQ14, Class A2, 5.61s, 2049	1,401,343	1,448,515
FRB Ser. 07-HQ12, Class A2, 5.576s, 2049	1,283,061	1,317,704
06-HQ10 Ser. 06-HQ10, Class AJ, 5.389s, 2041	1,943,000	1,680,695

Morgan Stanley Capital I 144A Ser. 03-IQ6, Class C,
5.126s, 2041	2,350,000	2,403,345

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.843s, 2043	430,286	444,270

Nomura Asset Securities Corp. 144A Ser. 98-D6, Class B1,
6s, 2030	2,002,000	2,132,130

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	1,607,898	160,790

TIAA Seasoned Commercial Mortgage Trust FRB Ser. 07-C4,
Class AJ, 5.585s, 2039	3,105,000	3,357,126

Wachovia Bank Commercial Mortgage Trust
Ser. 05-C17, Class D, 5.396s, 2042	6,740,000	6,471,074
Ser. 06-C29, IO, 0.387s, 2048	192,802,855	2,759,009
Ser. 07-C34, IO, 0.347s, 2046	16,806,172	203,355

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 03-C8, Class F, 5.206s, 2035	2,569,000	2,632,711
Ser. 05-C18, Class XC, IO, 0.335s, 2042	23,507,956	164,556
Ser. 06-C26, Class XC, IO, 0.042s, 2045	11,139,704	24,842

WAMU Commercial Mortgage Securities Trust 144A Ser. 05-C1A,
Class G, 5.72s, 2036	129,000	112,391

		173,427,443
Residential mortgage-backed securities (non-agency) (12.3%)
ASG Resecuritization Trust 144A
FRB Ser. 09-2, Class G65, 5.13s, 2036	1,700,000	1,692,168
FRB Ser. 10-3, 0.507s, 2045	6,630,000	3,845,400

Citigroup Mortgage Loan Trust, Inc. Ser. 2005-WF2,
Class AF4, 4.964s, 2035	2,364,007	2,328,547

Citigroup Mortgage Loan Trust, Inc. 144A FRB Ser. 09-7,
Class 4A2, 2.614s, 2035	4,500,000	3,555,000

Countrywide Alternative Loan Trust FRB Ser. 05-16,
Class A4, 0.451s, 2035	3,020,231	2,295,376

Countrywide Asset Backed Certificates
FRB Ser. 05-AB1, Class A3, 0.511s, 2035	13,089,318	11,453,153
FRB Ser. 07-11, Class 2A2, 0.331s, 2047	6,831,758	6,695,122

First Plus Home Loan Trust Ser. 97-3, Class B1, 7.79s,
2023 (In default) †	134,710	13

GSAA Home Equity Trust
FRB Ser. 04-10, Class AF4, 4.819s, 2034	3,733,125	3,924,448
FRB Ser. 05-8, Class A3, 0.641s, 2035	12,629,389	10,166,658
FRB Ser. 05-9, Class 2A3, 0.581s, 2035	7,919,102	6,889,619
FRB Ser. 05-6, Class A3, 0.581s, 2035	17,694,335	14,951,713

30	Income Fund

MORTGAGE-BACKED SECURITIES (39.2%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
MASTR Adjustable Rate Mortgage Trust FRB Ser. 04-13,
Class 3A7, 2.627s, 2034	$4,100,000	$4,192,250

Opteum Mortgage Acceptance Corp. FRB Ser. 05-3, Class A2,
0.551s, 2035	5,659,557	4,867,219

Structured Asset Mortgage Investments, Inc. Ser. 07-AR4,
Class X2, IO, 0 1/2s, 2047	130,690,633	2,901,332

WAMU Mortgage Pass-Through Certificates
FRB Ser. 2004-AR13, Class A1B2, 0.74s, 2034	13,678,784	11,626,966
FRB Ser. 05-AR11, Class A1C3, 0.721s, 2045	5,421,173	3,794,821
FRB Ser. 05-AR19, Class A1C3, 0.711s, 2045	13,688,036	9,444,745
FRB Ser. 05-AR11, Class A1B2, 0.661s, 2045	5,666,532	4,844,885
FRB Ser. 05-AR13, Class A1C4, 0.641s, 2045	22,715,242	15,730,305
FRB Ser. 05-AR8, Class 2AB2, 0.631s, 2045	10,808,574	9,349,417
FRB Ser. 2005-AR17, Class A1B2, 0.621s, 2045	7,545,175	5,885,236
FRB Ser. 05-AR11, Class A1B3, 0.611s, 2045	7,565,668	6,468,646
FRB Ser. 05-AR8, Class 2AC3, 0.601s, 2045	5,871,074	4,843,636
FRB Ser. 05-AR2, Class 2A23, 0.591s, 2045	12,112,279	10,961,613
FRB Ser. 05-AR6, Class 2AB2, 0.581s, 2045	9,510,073	8,178,663
FRB Ser. 2005-AR17, Class A1B3, 0.561s, 2045	2,244,930	1,773,494
FRB Ser. 05-AR2, Class 2A21, 0.541s, 2045	2,855,489	2,584,218

Wells Fargo Mortgage Backed Securities Trust FRB Ser. 04-H,
Class A1, 2.615s, 2034	1,756,171	1,791,294

		177,035,957

Total mortgage-backed securities (cost $500,131,292)		$563,314,349

CORPORATE BONDS AND NOTES (26.8%)*	Principal amount	Value

Basic materials (2.1%)
Airgas, Inc. sr. unsec. unsub. notes 3 1/4s, 2015	$485,000	$515,740

Allegheny Technologies, Inc. sr. unsec.
unsub. notes 9 3/8s, 2019	835,000	1,067,838

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	835,000	929,981

CF Industries, Inc. company guaranty sr. unsec.
unsub. notes 7 1/8s, 2020	415,000	525,997

Domtar Corp. company guaranty sr. unsec.
unsub. notes 6 1/4s, 2042 (Canada)	645,000	697,074

Eastman Chemical Co. sr. unsec. notes 4.8s, 2042	1,745,000	1,894,163

Eastman Chemical Co. sr. unsec. notes 3.6s, 2022	1,245,000	1,317,445

Eastman Chemical Co. sr. unsec. unsub. notes 6.3s, 2018	300,000	356,857

Eastman Chemical Co. sr. unsec. unsub. notes 2.4s, 2017	395,000	409,851

Georgia-Pacific, LLC sr. unsec. unsub. notes 7 3/4s, 2029	470,000	647,988

Georgia-Pacific, LLC 144A company guaranty sr. notes 5.4s, 2020	2,120,000	2,516,124

International Paper Co. sr. unsec. notes 9 3/8s, 2019	958,000	1,315,160

International Paper Co. sr. unsec. notes 8.7s, 2038	510,000	782,430

International Paper Co. sr. unsec. notes 7.95s, 2018	1,400,000	1,820,543

LyondellBasell Industries NV sr. unsec. notes 6s, 2021
(Netherlands)	875,000	1,011,719

Mosaic Co. (The) sr. unsec. notes 3 3/4s, 2021	640,000	694,278

Packaging Corp. of America sr. unsec. unsub. notes 3.9s, 2022	945,000	976,025

PPG Industries, Inc. sr. unsec. unsub. debs. 7.4s, 2019	1,130,000	1,400,437

Income Fund	31

CORPORATE BONDS AND NOTES (26.8%)* cont.	Principal amount	Value

Basic materials cont.
Rio Tinto Finance USA, Ltd. company guaranty sr. unsec.
notes 5.2s, 2040 (Australia)	$2,475,000	$2,970,567

Rock-Tenn Co. 144A sr. unsec. notes 4.9s, 2022	407,000	442,314

Rock-Tenn Co. 144A sr. unsec. notes 4.45s, 2019	393,000	426,146

Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029	1,815,000	2,482,984

Sealed Air Corp. sr. notes 7 7/8s, 2017	725,000	772,125

Sealed Air Corp. 144A notes 5 5/8s, 2013	678,000	694,950

Teck Resources Limited sr. notes 10 3/4s, 2019 (Canada)	82,000	98,740

Temple-Inland, Inc. sr. unsec. unsub. notes 6 5/8s, 2018	1,080,000	1,306,538

Union Carbide Corp. sr. unsec. unsub. bonds 7 3/4s, 2096	135,000	163,726

Westvaco Corp. company guaranty sr. unsec.
unsub. notes 7.95s, 2031	465,000	616,352

Xstrata Finance Canada, Ltd. 144A company
guaranty sr. unsec. notes 6s, 2041 (Canada)	590,000	644,975

Xstrata Finance Canada, Ltd. 144A company
guaranty sr. unsec. unsub. bonds 5.8s, 2016 (Canada)	610,000	691,300

		30,190,367
Capital goods (0.5%)
B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022	1,085,000	1,133,825

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	1,393,000	1,815,716

Parker Hannifin Corp. sr. unsec. unsub. notes Ser. MTN,
6 1/4s, 2038	435,000	605,142

Republic Services, Inc. company guaranty sr. unsec.
notes 5.7s, 2041	595,000	738,347

Republic Services, Inc. company guaranty sr. unsec.
notes 3.8s, 2018	720,000	799,467

Republic Services, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2019	660,000	782,459

United Technologies Corp. sr. unsec. notes 5.7s, 2040	100,000	134,568

United Technologies Corp. sr. unsec. unsub. notes 4 1/2s, 2042	905,000	1,040,902

United Technologies Corp. sr. unsec. unsub. notes 3.1s, 2022	560,000	602,982

		7,653,408
Communication services (2.8%)
America Movil SAB de CV company guaranty sr. unsec.
unsub. notes 6 1/8s, 2040 (Mexico)	880,000	1,162,168

America Movil SAB de CV company guaranty unsec.
unsub. notes 2 3/8s, 2016 (Mexico)	670,000	696,199

American Tower Corp. sr. unsec. notes 7s, 2017 R	1,210,000	1,453,948

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	1,160,000	1,409,553

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038	1,535,000	2,055,215

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030	1,570,000	2,140,554

CenturyLink, Inc. sr. unsec. debs. Ser. G, 6 7/8s, 2028	2,025,000	2,130,642

CenturyLink, Inc. sr. unsec. unsub. notes Ser. P, 7.6s, 2039	855,000	876,326

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	700,000	972,411

Corning, Inc. sr. unsec. unsub. notes 5 3/4s, 2040	265,000	327,229

Crown Castle Towers, LLC 144A company
guaranty sr. notes 4.883s, 2020	1,915,000	2,188,315

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021	1,635,000	1,820,981

32	Income Fund

CORPORATE BONDS AND NOTES (26.8%)* cont.	Principal amount	Value

Communication services cont.
France Telecom sr. unsec. unsub. notes 5 3/8s, 2019 (France)	$880,000	$1,055,808

France Telecom sr. unsec. unsub. notes 4 1/8s, 2021 (France)	886,000	989,593

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	800,000	924,000

NBCUniversal Media, LLC sr. unsec. unsub. notes 6.4s, 2040	845,000	1,107,421

Qwest Corp. notes 6 3/4s, 2021	1,767,000	2,091,381

Rogers Communications, Inc. company guaranty notes 6.8s,
2018 (Canada)	610,000	772,055

SBA Tower Trust 144A company guaranty sr. notes 5.101s, 2017	2,425,000	2,724,462

SBA Tower Trust 144A notes 2.933s, 2017	280,000	287,746

TCI Communications, Inc. company guaranty sr. unsec.
unsub. debs. 7 7/8s, 2026	2,435,000	3,520,708

Telecom Italia Capital SA company guaranty sr. unsec.
unsub. notes 6.175s, 2014 (Italy)	955,000	1,012,917

Telefonica Emisiones SAU company guaranty sr. unsec.
notes 5.462s, 2021 (Spain)	1,500,000	1,524,375

Telefonica Emisiones SAU company guaranty sr. unsec.
unsub. notes 6.221s, 2017 (Spain)	345,000	372,600

Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038	1,165,000	1,616,574

Time Warner Cable, Inc. company guaranty sr. unsec. 6 3/4s, 2018	355,000	449,088

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2039	350,000	467,168

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2041	85,000	98,847

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes 4 1/2s, 2042	160,000	164,407

Verizon Communications, Inc. sr. unsec. notes 7.35s, 2039	424,000	652,976

Verizon Communications, Inc. sr. unsec.
unsub. notes 8 3/4s, 2018	856,000	1,198,272

Verizon New Jersey, Inc. debs. 8s, 2022	640,000	873,394

Verizon Pennsylvania, Inc. debs. 8.35s, 2030	795,000	1,099,915

Verizon Virginia, Inc. debs. Ser. A, 4 5/8s, 2013	219,000	222,297

		40,459,545
Consumer cyclicals (2.5%)
ADT Corp. (The) 144A company guaranty sr. unsec.
notes 4 7/8s, 2042	930,000	1,000,053

ADT Corp. (The) 144A company guaranty sr. unsec.
notes 3 1/2s, 2022	1,300,000	1,352,529

Advance Auto Parts, Inc. company guaranty sr. unsec.
notes 5 3/4s, 2020	1,095,000	1,270,460

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	645,000	724,013

CBS Corp. company guaranty sr. unsec. debs. notes 7 7/8s, 2030	2,400,000	3,369,758

Choice Hotels International, Inc. company
guaranty sr. unsec. unsub. notes 5.7s, 2020	1,195,000	1,292,094

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 6.35s, 2040	805,000	964,102

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. unsub. notes 5 7/8s, 2019	1,670,000	1,997,773

Expedia, Inc. company guaranty sr. unsec.
unsub. notes 5.95s, 2020	950,000	1,048,924

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	350,000	424,375

Income Fund	33

CORPORATE BONDS AND NOTES (26.8%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Ford Motor Credit Co., LLC sr. unsec. notes 5s, 2018	$950,000	$1,047,892

Ford Motor Credit Co., LLC sr. unsec. notes 4.207s, 2016	2,760,000	2,939,441

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 3/4s, 2021	740,000	845,465

Limited Brands, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2021	840,000	963,900

Limited Brands, Inc. sr. notes 5 5/8s, 2022	820,000	885,600

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5 1/8s, 2042	240,000	271,141

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 3 7/8s, 2022	360,000	395,280

Marriott International, Inc. sr. unsec. unsub notes 3s, 2019	780,000	798,717

News America Holdings, Inc. company guaranty sr. unsec.
debs. 7 3/4s, 2024	870,000	1,113,478

News America Holdings, Inc. debs. 7 3/4s, 2045	790,000	1,125,481

NVR, Inc. sr. unsec. unsub. notes 3.95s, 2022	740,000	764,058

Owens Corning company guaranty sr. unsec. notes 9s, 2019	672,000	856,800

QVC, Inc. 144A sr. notes 7 1/8s, 2017	535,000	565,042

Time Warner Entertainment Co., LP debs. 8 3/8s, 2023	1,450,000	2,066,650

Time Warner, Inc. company guaranty sr. unsec. bonds 7.7s, 2032	1,850,000	2,710,953

Time Warner, Inc. company guaranty sr. unsec. notes 4.7s, 2021	365,000	423,692

Time Warner, Inc. debs. 9.15s, 2023	675,000	964,922

Toyota Motor Credit Corp. sr. unsec. unsub. notes 3.3s, 2022	2,075,000	2,248,446

Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	1,305,000	1,380,655

Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041	520,000	608,698

		36,420,392
Consumer staples (2.6%)
Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	308,000	439,275

Altria Group, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2019	586,000	826,943

Altria Group, Inc. company guaranty sr. unsec.
unsub. notes 2.85s, 2022	2,595,000	2,598,069

Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 8.2s, 2039	1,313,000	2,207,936

Bacardi, Ltd. 144A unsec. notes 4 1/2s, 2021 (Bermuda)	1,430,000	1,602,848

Campbell Soup Co. debs. 8 7/8s, 2021	715,000	1,045,495

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017	466,000	496,873

CVS Caremark Corp. sr. unsec. unsub. notes 6.6s, 2019	1,310,000	1,688,511

CVS Pass-Through Trust 144A company
guaranty sr. notes 7.507s, 2032	2,194,319	2,929,658

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037	2,270,000	2,893,190

Delhaize Group company guaranty sr. unsec. notes 5.7s, 2040
(Belgium)	2,250,000	2,120,150

Delhaize Group company guaranty sr. unsec. notes 4 1/8s,
2019 (Belgium)	865,000	880,094

Diageo Investment Corp. company guaranty sr. unsec.
debs. 8s, 2022	675,000	972,984

Diageo Investment Corp. company guaranty sr. unsec.
unsub. notes 4 1/4s, 2042	1,700,000	1,875,511

34	Income Fund

CORPORATE BONDS AND NOTES (26.8%)* cont.	Principal amount	Value

Consumer staples cont.
General Mills, Inc. sr. unsec. notes 5.65s, 2019	$190,000	$233,540

Kraft Foods Group, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 1/2s, 2040	3,905,000	5,445,233

Kraft Foods Group, Inc. 144A company guaranty sr. unsec.
unsub. notes 5s, 2042	420,000	490,506

Kroger Co. company guaranty sr. unsec. unsub. notes 6.4s, 2017	605,000	735,091

Kroger Co. sr. notes 6.15s, 2020	200,000	246,515

McDonald’s Corp. sr. unsec. Ser. MTN, 6.3s, 2038	680,000	983,802

McDonald’s Corp. sr. unsec. bonds 6.3s, 2037	530,000	763,499

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	775,000	1,044,293

Molson Coors Brewing Co. company guaranty sr. unsec.
unsub. notes 5s, 2042	610,000	701,834

SABMiller Holdings, Inc. 144A company guaranty sr. unsec.
notes 4.95s, 2042	630,000	754,083

Tyson Foods, Inc. company guaranty sr. unsec.
unsub. notes 6.6s, 2016	1,540,000	1,775,050

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)	1,370,000	1,529,698

		37,280,681
Energy (2.0%)
Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021	602,000	626,080

Anadarko Finance Co. company guaranty sr. unsec.
unsub. notes Ser. B, 7 1/2s, 2031	2,880,000	3,932,724

BG Energy Capital PLC 144A company guaranty sr. unsec.
notes 4s, 2021 (United Kingdom)	200,000	224,489

BP Capital Markets PLC company guaranty sr. unsec.
unsub. notes 4.742s, 2021 (United Kingdom)	1,860,000	2,200,750

BP Capital Markets PLC company guaranty sr. unsec.
unsub. notes 4 1/2s, 2020 (United Kingdom)	620,000	728,055

Cenovus Energy, Inc. sr. unsec. unsub. notes 4.45s, 2042
(Canada)	985,000	1,068,430

DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020	775,000	857,456

EOG Resources, Inc. sr. unsec. notes 5 5/8s, 2019	340,000	420,597

Kerr-McGee Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2031	885,000	1,216,864

Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	525,000	679,235

Motiva Enterprises, LLC 144A sr. unsec. notes 6.85s, 2040	895,000	1,252,592

Noble Holding International, Ltd. company
guaranty sr. unsec. notes 6.05s, 2041	1,095,000	1,365,805

Petrohawk Energy Corp. company guaranty sr. unsec.
notes 7 1/4s, 2018	2,910,000	3,317,287

Pride International, Inc. sr. unsec. notes 7 7/8s, 2040	2,160,000	3,270,167

Ras Laffan Liquefied Natural Gas Co., Ltd. 144A company
guaranty sr. notes 5 1/2s, 2014 (Qatar)	1,015,000	1,099,753

Spectra Energy Capital, LLC company guaranty sr. unsec.
notes 5.65s, 2020	240,000	286,994

Spectra Energy Capital, LLC company guaranty sr. unsec.
unsub. notes 6.2s, 2018	135,000	164,381

Spectra Energy Capital, LLC sr. notes 8s, 2019	650,000	851,051

Income Fund	35

CORPORATE BONDS AND NOTES (26.8%)* cont.	Principal amount	Value

Energy cont.
Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040
(Norway)	$1,900,000	$2,419,762

Weatherford Bermuda company guaranty sr. unsec.
notes 9 5/8s, 2019	584,000	773,691

Weatherford International, Inc. company guaranty sr. unsec.
unsub. notes 6.8s, 2037	205,000	238,115

Weatherford International, Inc. company guaranty sr. unsec.
unsub. notes 6.35s, 2017	240,000	280,398

Weatherford International, Ltd. company guaranty 6 1/2s, 2036	470,000	529,538

		27,804,214
Financials (9.9%)
ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s, 2017
(Netherlands)	4,460,000	4,834,506

Aflac, Inc. sr. unsec. notes 6.9s, 2039	1,395,000	1,880,089

Aflac, Inc. sr. unsec. notes 6.45s, 2040	990,000	1,269,200

American Express Bank FSB sr. unsec. FRN Ser. BKNT,
0.514s, 2017	1,035,000	1,014,502

American Express Co. sr. unsec. notes 8 1/8s, 2019	1,450,000	1,961,699

American International Group, Inc. jr. sub. bonds FRB
8.175s, 2068	1,414,000	1,763,965

American International Group, Inc. sr. unsec. Ser. MTN,
5.85s, 2018	2,440,000	2,855,479

Aon PLC jr. unsec. sub. notes 8.205s, 2027	3,255,000	4,081,327

Associates Corp. of North America sr. unsec. notes 6.95s, 2018	1,764,000	2,130,995

Assurant, Inc. sr. unsec. notes 6 3/4s, 2034	1,485,000	1,731,049

AXA SA 144A jr. unsec. sub. notes FRN 6.463s, 2049 (France)	1,630,000	1,536,275

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2022
(Brazil)	1,965,000	2,149,173

Bank of America Corp. sr. unsec. unsub notes 5 7/8s, 2042	840,000	1,027,295

Bank of America Corp. sub. notes 7 3/4s, 2015	1,465,000	1,654,057

Bank of America NA sub. notes Ser. BKNT, 5.3s, 2017	905,000	1,016,021

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	2,881,000	3,821,041

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017
(United Kingdom)	2,815,000	3,074,492

Bear Stearns Cos., Inc. (The) sr. notes 6.4s, 2017	1,020,000	1,222,489

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018	1,685,000	2,096,720

Capital One Bank USA NA sub. notes 8.8s, 2019	1,050,000	1,406,545

Citigroup, Inc. sr. unsec. notes 6 1/8s, 2018	80,000	95,592

Citigroup, Inc. sr. unsec. sub. FRN 0.678s, 2016	1,961,000	1,842,538

Citigroup, Inc. unsec. sub. notes 6 5/8s, 2032	505,000	583,655

Citigroup, Inc. unsec. sub. notes 6 1/8s, 2036	1,615,000	1,788,267

CNA Financial Corp. sr. unsec. unsub. notes 5 3/4s, 2021	580,000	683,332

Commonwealth Bank of Australia 144A sr. unsec. notes 5s,
2019 (Australia)	510,000	591,467

Commonwealth Bank of Australia 144A sr. unsec.
notes 3 3/4s, 2014 (Australia)	100,000	105,490

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	910,000	1,183,500

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	390,000	461,671

36	Income Fund

CORPORATE BONDS AND NOTES (26.8%)* cont.	Principal amount	Value

Financials cont.
Duke Realty LP sr. unsec. notes 6 1/4s, 2013 R	$64,000	$65,840

Erac USA Finance, Co. 144A sr. notes 4 1/2s, 2021	2,235,000	2,458,303

FIA Card Services, NA sub. notes Ser. BKNT, 7 1/8s, 2012	1,695,000	1,698,044

GATX Financial Corp. notes 5.8s, 2016	455,000	507,966

General Electric Capital Corp. sr. unsec. 5 5/8s, 2018	2,405,000	2,856,748

General Electric Capital Corp. sr. unsec. FRN Ser. MTN,
0.638s, 2016	895,000	873,205

Genworth Financial, Inc. sr. unsec. unsub. notes 7 5/8s, 2021	3,230,000	3,397,288

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	940,000	1,179,991

Goldman Sachs Group, Inc. (The) sr. unsec. 6.15s, 2018	595,000	696,768

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	950,000	1,043,173

Hartford Financial Services Group, Inc. (The) sr. unsec.
unsub. notes 6 5/8s, 2040	3,655,000	4,709,705

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018
(United Kingdom)	1,175,000	1,245,500

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	2,520,000	2,211,854

Health Care REIT, Inc. sr. unsec. notes 4 1/8s, 2019 R	825,000	893,421

Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	835,000	927,419

HSBC Holdings PLC sub. notes 6 1/2s, 2037 (United Kingdom)	3,945,000	4,843,612

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 7 3/4s, 2016	670,000	700,150

ING Bank NV 144A unsec. notes 3 3/4s, 2017 (Netherlands)	715,000	757,107

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	895,000	961,006

International Lease Finance Corp. sr. unsec.
unsub. notes 4 7/8s, 2015	1,149,000	1,194,960

JPMorgan Chase Bank NA sub. notes Ser. BKNT, 6s, 2017	404,000	477,795

JPMorgan Chase Bank NA sub. notes Ser. BKNT, 6s, 2017	1,311,000	1,537,428

Liberty Mutual Group, Inc. 144A notes 6 1/2s, 2035	1,715,000	1,925,890

Lloyds TSB Bank PLC company guaranty sr. unsec.
sub. notes Ser. MTN, 6 1/2s, 2020 (United Kingdom)	4,335,000	4,722,549

Loews Corp. notes 5 1/4s, 2016	385,000	431,269

Macquarie Bank Ltd. 144A unsec. sub. notes 6 5/8s, 2021
(Australia)	2,880,000	3,172,320

Massachusetts Mutual Life Insurance Co. 144A notes 8 7/8s, 2039	2,305,000	3,547,704

Merrill Lynch & Co., Inc. jr. sub. bonds 7 3/4s, 2038	1,535,000	2,022,697

MetLife Global Funding I 144A sr. unsub. notes 5 1/8s, 2014	715,000	764,082

Metrpolitan Life Insurance Co. 144A unsec. sub. notes 7.8s, 2025	3,000,000	3,967,158

Morgan Stanley sr. unsec. notes Ser. MTN, 5 3/4s, 2016	970,000	1,080,007

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R	1,090,000	1,177,200

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	500,000	527,446

Nationwide Health Properties, Inc. unsec. notes 6 1/4s, 2013 R	660,000	669,487

Nationwide Mutual Insurance Co. 144A notes 9 3/8s, 2039	85,000	122,429

Nordea Bank AB 144A sub. notes 4 7/8s, 2021 (Sweden)	5,160,000	5,459,796

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	1,010,000	1,050,295

Pacific LifeCorp 144A sr. notes 6s, 2020	1,575,000	1,752,271

Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	357,000	393,842

Income Fund	37

CORPORATE BONDS AND NOTES (26.8%)* cont.	Principal amount	Value

Financials cont.
Prudential Covered Trust 2012-1 144A company guaranty mtge.
notes 2.997s, 2015	$313,500	$325,509

Prudential Financial, Inc. sr. notes 7 3/8s, 2019	340,000	436,681

Prudential Financial, Inc. sr. notes 6.2s, 2015	300,000	330,472

Prudential Financial, Inc. sr. unsec. notes 6 5/8s, 2040	1,135,000	1,485,027

Prudential Holdings, LLC sr. notes FRN Ser. AGM, 1.26s, 2017	160,000	153,630

Rabobank Nederland 144A jr. unsec. sub. notes FRN 11s,
perpetual maturity (Netherlands)	1,255,000	1,678,563

Rayonier, Inc. company guaranty sr. unsec.
unsub. notes 3 3/4s, 2022 R	570,000	587,519

Royal Bank of Scotland Group PLC sr. sub. notes FRN 9 1/2s,
2022 (United Kingdom)	2,640,000	3,025,176

Royal Bank of Scotland Group PLC sr. unsec.
unsub. notes 6.4s, 2019 (United Kingdom)	360,000	418,608

Santander Issuances S.A. Unipersonal 144A bank
guaranty unsec. sub. notes 5.911s, 2016 (Spain)	2,600,000	2,652,000

SL Green Realty Corp./SL Green Operating Partnership/
Reckson Operating Partnership sr. unsec. notes 5s, 2018 R	1,185,000	1,280,441

Tanger Properties, LP sr. unsec. notes 6 1/8s, 2020 R	645,000	769,251

TD Ameritrade Holding Corp. company guaranty sr. unsec.
unsub. notes 5.6s, 2019	985,000	1,154,201

Teachers Insurance & Annuity Association of America 144A
notes 6.85s, 2039	1,555,000	2,153,471

Vornado Realty LP sr. unsec. unsub. notes 4 1/4s, 2015 R	1,180,000	1,254,065

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	1,880,000	2,244,444

WEA Finance, LLC 144A company guaranty sr. notes 7 1/8s, 2018	1,070,000	1,316,437

WEA Finance, LLC/ WT Finance Aust. Pty. Ltd. 144A company
guaranty sr. unsec. notes 6 3/4s, 2019	810,000	1,002,591

Wells Fargo Bank NA unsec. sub. notes FRN 0.647s, 2016	1,180,000	1,150,350

Willis Group Holdings Ltd. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2021	750,000	851,812

Willis Group North America, Inc. company guaranty 6.2s, 2017	510,000	585,694

		142,742,098
Health care (0.6%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	1,660,000	2,254,260

CIGNA Corp. sr. unsec. unsub. notes 5 3/8s, 2042	660,000	778,403

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019	356,000	374,690

Fresenius Medical Care US Finance, Inc. 144A company
guaranty sr. notes 5 3/4s, 2021	839,000	887,243

Quest Diagnostics, Inc. company guaranty sr. unsec.
notes 6.95s, 2037	1,045,000	1,389,022

Quest Diagnostics, Inc. company guaranty sr. unsec.
notes 4 3/4s, 2020	244,000	272,660

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	975,000	1,090,474

Watson Pharmaceuticals, Inc. sr. unsec. notes 4 5/8s, 2042	345,000	371,877

Watson Pharmaceuticals, Inc. sr. unsec. notes 3 1/4s, 2022	275,000	281,187

Watson Pharmaceuticals, Inc. sr. unsec. notes 1 7/8s, 2017	65,000	66,026

WellPoint, Inc. notes 7s, 2019	225,000	287,450

		8,053,292

38	Income Fund

CORPORATE BONDS AND NOTES (26.8%)* cont.	Principal amount	Value

Technology (0.2%)
Brocade Communications Systems, Inc. company
guaranty sr. notes 6 7/8s, 2020	$580,000	$627,850

Brocade Communications Systems, Inc. company
guaranty sr. notes 6 5/8s, 2018	230,000	238,625

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	145,000	171,869

Lexmark International Inc, sr. unsec. notes 5.9s, 2013	855,000	873,590

Xerox Corp. sr. unsec. notes 4 1/2s, 2021	1,115,000	1,179,214

		3,091,148
Transportation (0.5%)
Burlington Northern Santa Fe Corp. sr. unsec. notes
5 3/4s, 2018	365,000	444,299

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	1,520,000	1,863,487

Continental Airlines, Inc. pass-through certificates
Ser. 97-4A, 6.9s, 2018	865,863	941,626

Continental Airlines, Inc. pass-through certificates
Ser. 98-1A, 6.648s, 2017	413,085	443,034

CSX Corp. sr. unsec. unsub. notes 4 3/4s, 2042	330,000	368,575

Norfolk Southern Corp. sr. unsec. notes 6s, 2111	1,115,000	1,410,182

Ryder System, Inc. sr. unsec. unsub. notes 2 1/2s, 2018	410,000	417,389

Southwest Airlines Co. pass-through certificates Ser. 07-1,
6.15s, 2022	204,282	237,989

Union Pacific Corp. 144A pass-through certificates 5.214s, 2014	390,000	416,355

United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636s, 2022	459,400	489,261

		7,032,197
Utilities and power (3.1%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	515,000	523,281

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	580,000	702,685

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	390,000	429,501

Atmos Energy Corp. sr. unsub. notes 6.35s, 2017	765,000	931,025

Beaver Valley Funding Corp. sr. bonds 9s, 2017	337,000	345,182

Boardwalk Pipelines LP company guaranty sr. unsec.
notes 5 7/8s, 2016	980,000	1,105,993

Bruce Mansfield Unit pass-through certificates 6.85s, 2034	1,836,121	1,955,468

CMS Energy Corp. sr. unsec. notes 8 3/4s, 2019	2,280,000	3,006,800

Commonwealth Edison Co. 1st mtge. sec. bonds 5 7/8s, 2033	480,000	625,021

Consolidated Edison Co. of New York sr. unsec.
unsub. notes 4.2s, 2042	710,000	786,248

Dominion Resources, Inc. sr. unsec. unsub. notes Ser. 07-A,
6s, 2017	2,460,000	2,989,687

Duke Energy Carolinas, LLC sr. mtge. notes 4 1/4s, 2041	725,000	810,007

EDP Finance BV 144A sr. unsec. unsub. notes 6s, 2018
(Netherlands)	1,940,000	1,981,710

El Paso Natural Gas Co. sr. unsec. unsub. bonds 8 3/8s, 2032	830,000	1,213,277

El Paso Pipeline Partners Operating Co., LP company
guaranty sr. unsec. notes 6 1/2s, 2020	750,000	905,400

Electricite de France SA (EDF) 144A notes 6.95s, 2039 (France)	970,000	1,357,507

Enel Finance International SA 144A company
guaranty sr. unsec. notes 5 1/8s, 2019 (Netherlands)	695,000	735,567

Income Fund	39

CORPORATE BONDS AND NOTES (26.8%)* cont.		Principal amount	Value

Utilities and power cont.
Energy Transfer Partners LP sr. unsec. unsub. notes
6 1/2s, 2042		$2,265,000	$2,859,488

Energy Transfer Partners LP sr. unsec. unsub. notes
5.2s, 2022		780,000	892,090

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes 4.85s, 2042		1,220,000	1,313,952

Iberdrola International BV company guaranty sr. unsec.
unsub. notes 6 3/4s, 2036 (Spain)		510,000	552,273

ITC Holdings Corp. 144A notes 5 7/8s, 2016		890,000	1,016,500

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018		330,000	388,654

Kansas Gas and Electric Co. bonds 5.647s, 2021		561,362	610,813

Kinder Morgan Energy Partners LP sr. unsec. notes 6.85s, 2020		1,425,000	1,820,227

MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036		1,000,000	1,314,759

MidAmerican Energy Holdings Co. sr. unsec. bonds
6 1/2s, 2037		410,000	566,143

MidAmerican Funding, LLC sr. sec. bonds 6.927s, 2029		360,000	483,103

Pacific Gas & Electric Co. sr. unsec. notes 6.35s, 2038		295,000	407,724

Pacific Gas & Electric Co. sr. unsub. 5.8s, 2037		785,000	1,025,766

PacifiCorp Sinking Fund 1st mtge. 6 1/4s, 2037		460,000	647,709

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016		885,000	997,053

PPL WEM Holdings PLC 144A sr. unsec. notes 5 3/8s, 2021
(United Kingdom)		3,220,000	3,625,826

Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes 6.572s, 2017		340,000	412,288

Texas-New Mexico Power Co. 144A 1st mtge. bonds 9 1/2s, 2019		2,840,000	3,845,944

West Penn Power Co. 144A 1st mtge. 5.95s, 2017		830,000	990,763

Westar Energy, Inc. sr. mtge. notes 4 1/8s, 2042		530,000	576,678

			44,752,112

Total corporate bonds and notes (cost $336,285,144)			$385,479,454

MUNICIPAL BONDS AND NOTES (0.3%)*		Principal amount	Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34		$770,000	$1,038,576

IL State G.O. Bonds
4.421s, 1/1/15		410,000	435,211
4.071s, 1/1/14		1,220,000	1,263,786

North TX, Thruway Auth. Rev. Bonds (Build America Bonds),
6.718s, 1/1/49		675,000	924,156

OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40		845,000	996,331

Total municipal bonds and notes (cost $3,925,279)			$4,658,060

PURCHASED SWAP OPTIONS OUTSTANDING (0.3%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Barclay’s Bank PLC

(1.75)/3 month USD-LIBOR-BBA/Dec-22	Dec-12/1.75	$26,171,000	$296,517

1.75/3 month USD-LIBOR-BBA/Dec-22	Dec-12/1.75	26,171,000	261,710

1.5/3 month USD-LIBOR-BBA/Dec-22	Dec-12/1.5	79,712,000	163,410

40	Income Fund

PURCHASED SWAP OPTIONS OUTSTANDING (0.3%)* cont.
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International

(2.25)/3 month USD-LIBOR-BBA/Mar-23 E	Mar-13/2.25	$86,537,000	$522,510

(2)/3 month USD-LIBOR-BBA/Dec-22 E	Dec-12/2	139,987,000	482,955

Deutsche Bank AG

(2.25)/3 month USD-LIBOR-BBA/Mar-23 E	Mar-13/2.25	86,537,000	522,510

Goldman Sachs International

(2.25)/3 month USD-LIBOR-BBA/Mar-23 E	Mar-13/2.25	86,537,000	522,510

2.325/3 month USD-LIBOR-BBA/Dec-22	Dec-12/2.325	3,487,000	186,799

(2.325)/3 month USD-LIBOR-BBA/Dec-22	Dec-12/2.325	3,487,000	3,348

2.8825/3 month USD-LIBOR-BBA/Dec-42	Dec-12/2.8825	8,593,000	568,599

(2.8825)/3 month USD-LIBOR-BBA/Dec-42	Dec-12/2.8825	8,593,000	56,714

JPMorgan Chase Bank NA

(2)/3 month USD-LIBOR-BBA/Dec-22 E	Dec-12/2	136,598,000	471,263

(2)/3 month USD-LIBOR-BBA/Dec-22	Dec-12/2	85,910,000	346,217

Total purchased swap options outstanding (cost $7,837,276)			$4,405,062

U.S. TREASURY OBLIGATIONS (0.2%)*		Principal amount	Value

U.S. Treasury Bonds 4.625%, February 15, 2040 [i]		$1,011,000	$1,392,824

U.S. Treasury Inflation Protected Securities 2.125%,
February 15, 2040 [i]		454,969	681,516

U.S. Treasury Notes 0.750%, September 15, 2013 [i]		20,000	20,115

U.S. Treasury Notes 0.250%, June 30, 2014 [i]		574,000	574,281

U.S. Treasury Notes 2 5/8s, November 15, 2020		416,000	456,912

Total U.S. treasury obligations (cost $3,062,304)			$3,125,648

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.1%)*		Principal amount	Value

Korea Development Bank sr. unsec. unsub. notes 4s, 2016		$800,000	$864,835

Total foreign government and agency bonds and notes (cost $797,176)			$864,835

SENIOR LOANS (—%)* [c]		Principal amount	Value

Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B6, 5.461s, 2018		$200,422	$179,768

SunGard Data Systems, Inc. bank term loan FRN 1.964s, 2014		6,470	6,473

SunGard Data Systems, Inc. bank term loan FRN Ser. B,
3.906s, 2016		134,059	134,227

Total senior loans (cost $321,245)			$320,468

SHORT-TERM INVESTMENTS (18.2%)*	Principal amount/shares		Value

Putnam Money Market Liquidity Fund 0.16% L		141,049,783	$141,049,783

SSgA Prime Money Market Fund 0.12% P		1,002,000	1,002,000

Straight-A-Funding, LLC commercial paper with
an effective yield of 0.178%, January 15, 2013		$10,000,000	9,996,165

Straight-A-Funding, LLC commercial paper with
an effective yield of 0.178%, January 7, 2013		15,000,000	14,995,175

Straight-A-Funding, LLC commercial paper with
an effective yield of 0.178%, December 18, 2012		17,000,000	16,996,005

Income Fund	41

SHORT-TERM INVESTMENTS (18.2%)* cont.	Principal amount/shares	Value

U.S. Treasury Bills with effective yields ranging from
0.151% to 0.167%, July 25, 2013 #	$64,666,000	$64,588,465

U.S. Treasury Bills with an effective yield of 0.104%,
December 13, 2012 #	12,500,000	12,498,483

Total short-term investments (cost $261,124,041)		$261,126,076

TOTAL INVESTMENTS

Total investments (cost $1,828,761,055)		$1,941,939,569

Key to holding’s abbreviations

BKNT	Bank Note
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2011 through October 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,436,436,630.

† Non-income-producing security.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

E Extended settlement date on premium.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $760,619,392 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

42	Income Fund

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 10/31/12

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 30 yr (Long)	712	$106,310,500	Dec-12	$(524,228)

U.S. Treasury Note 5 yr (Long)	1,590	197,557,500	Dec-12	158,463

U.S. Treasury Note 10 yr (Long)	750	99,773,438	Dec-12	127,481

Total				$(238,284)

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/12 (premiums $1,529,066)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Deutsche Bank AG

(1.75)/3 month USD-LIBOR-BBA/Mar-23 E	Mar-13/1.75	$39,716,000	$533,982

1.75/3 month USD-LIBOR-BBA/Mar-23 E	Mar-13/1.75	39,716,000	838,126

			$1,372,108

E Extended settlement date on premium.

TBA SALE COMMITMENTS OUTSTANDING at 10/31/12 (proceeds receivable $186,552,578)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 5s,
November 1, 2042	$42,000,000	11/14/12	$45,819,375

Federal National Mortgage Association, 3s,
November 1, 2042	133,000,000	11/14/12	139,618,825

Government National Mortgage Association, 3s,
November 1, 2042	1,000,000	11/20/12	1,065,078

Total			$186,503,278

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/12

	Upfront		Payments	Payments	Unrealized
Swap counterparty/	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclay’s Bank, PLC
$81,681,000 E	$70,279	12/19/14	0.45%	3 month USD-
				LIBOR-BBA	$(18,754)

10,980,000 E	46,468	12/19/17	0.90%	3 month USD-
				LIBOR-BBA	22,642

870,000 E	(69,339)	12/19/42	2.40%	3 month USD-
				LIBOR-BBA	(30,459)

2,931,000 E	172,831	12/19/42	3 month USD-
			LIBOR-BBA	2.40%	41,845

59,083,000 E	446,735	12/19/22	3 month USD-
			LIBOR-BBA	1.75%	368,745

Income Fund	43

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty/	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclay’s Bank, PLC cont.
$283,814,000 E	$(3,098,838)	12/19/22	1.75%	3 month USD-
				LIBOR-BBA	$(2,724,202)

63,770,000 E	—	12/19/22	3 month USD-
			LIBOR-BBA	1.805%	244,877

38,528,000 E	—	12/19/22	3 month USD-
			LIBOR-BBA	1.83%	238,103

21,257,000 E	—	12/19/22	3 month USD-
			LIBOR-BBA	1.80%	71,636

20,758,000 E	(4,300)	12/19/17	3 month USD-
			LIBOR-BBA	0.90%	40,745

Citibank, N.A.
2,182,000 E	—	10/7/21	3 month USD-
			LIBOR-BBA	3.0625%	69,148

11,100,000 E	(12,787)	12/19/17	0.90%	3 month USD-
				LIBOR-BBA	(36,874)

21,373,000 E	(5,078)	12/19/14	3 month USD-
			LIBOR-BBA	0.45%	18,218

59,615,000 E	(580,373)	12/19/22	1.75%	3 month USD-
				LIBOR-BBA	(501,681)

Credit Suisse International
132,164,000 E	(168,474)	12/19/14	3 month USD-
			LIBOR-BBA	0.45%	(24,415)

35,651,000 E	(29,046)	12/19/17	3 month USD-
			LIBOR-BBA	0.90%	48,317

35,313,000 E	2,264,717	12/19/42	3 month USD-
			LIBOR-BBA	2.40%	686,579

349,988,000 E	341,513	12/19/14	0.45%	3 month USD-
				LIBOR-BBA	(39,970)

60,681,000 E	37,489	12/19/17	0.90%	3 month USD-
				LIBOR-BBA	(94,189)

30,593,000 E	(2,009,736)	12/19/42	2.40%	3 month USD-
				LIBOR-BBA	(642,535)

126,977,000 E	1,858,196	12/19/22	3 month USD-
			LIBOR-BBA	1.75%	1,690,585

312,020,000 E	(2,835,518)	12/19/22	1.75%	3 month USD-
				LIBOR-BBA	(2,423,649)

Deutsche Bank AG
1,104,000 E	—	10/7/21	3 month USD-
			LIBOR-BBA	3.0475%	34,224

1,143,000 E	355	12/19/17	0.90%	3 month USD-
				LIBOR-BBA	(2,126)

52,713,000 E	(495,932)	12/19/22	1.75%	3 month USD-
				LIBOR-BBA	(426,351)

66,846,000 E	886,216	12/19/22	3 month USD-
			LIBOR-BBA	1.75%	797,979

44	Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty/	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International
$14,836,000 E	$(10,221)	12/19/14	3 month USD-
			LIBOR-BBA	0.45%	$5,951

29,746,000 E	(56,869)	12/19/17	0.90%	3 month USD-
				LIBOR-BBA	(121,417)

184,554,000 E	(2,660,812)	12/19/22	1.75%	3 month USD-
				LIBOR-BBA	(2,417,200)

124,107,000 E	1,346,836	12/19/22	3 month USD-
			LIBOR-BBA	1.75%	1,183,015

25,663,000 E	1,823,903	12/19/42	3 month USD-
			LIBOR-BBA	2.40%	677,024

JPMorgan Chase Bank NA
2,505,000 E	4,569	12/19/17	3 month USD-
			LIBOR-BBA	0.90%	10,005

68,598,000 E	(215,468)	12/19/22	1.75%	3 month USD-
				LIBOR-BBA	(124,920)

85,994,000 E	1,213,091	12/19/22	3 month USD-
			LIBOR-BBA	1.75%	1,099,579

636,000 E	(64,316)	12/19/42	2.40%	3 month USD-
				LIBOR-BBA	(35,893)

126,742,000 E	—	12/19/22	3 month USD-
			LIBOR-BBA	1.854%	1,068,435

The Royal Bank of Scotland PLC
7,305,000 E	(91,799)	12/19/22	1.75%	3 month USD-
				LIBOR-BBA	(82,158)

Total					$(1,329,141)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$2,496,945	$—	1/12/41	4.00% (1 month	Synthetic TRS	$17,328
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

Barclay’s Bank, PLC
12,068,257	—	1/12/36	(5.50% ) 1 month	Synthetic TRS	(63,095)
			USD-LIBOR	Index 5.50%
				30 year Fannie Mae
				pools

4,680,372	—	1/12/41	4.00% (1 month	Synthetic TRS	32,480
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

Income Fund	45

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC cont.
$10,110,205	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(61,746)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

8,596,537	—	1/12/40	4.50% (1 month	Synthetic MBX	12,600
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

22,882,316	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(139,749)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

15,308,583	—	1/12/40	5.00% (1 month	Synthetic MBX	28,808
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

12,592,588	—	1/12/41	5.00% (1 month	Synthetic MBX	25,649
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

4,006,449	—	1/12/41	4.00% (1 month	Synthetic TRS	27,804
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

8,143,064	—	1/12/41	4.00% (1 month	Synthetic TRS	56,511
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

7,910,062	—	1/12/40	(4.00%) 1 month	Synthetic TRS	(31,428)
			USD-LIBOR	Index 4.00%
				30 year Fannie Mae
				pools

37,592,738	—	1/12/41	4.00% (1 month	Synthetic TRS	260,883
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

2,372,378	—	1/12/41	4.00% (1 month	Synthetic TRS	16,464
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

59,795,390	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(365,188)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

31,318,385	—	1/12/41	5.00% (1 month	Synthetic MBX	63,791
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

46	Income Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC cont.
$1,741,992	$—	1/12/40	4.00% (1 month	Synthetic MBX	$3,186
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

5,436,874	—	1/12/41	4.00% (1 month	Synthetic TRS	37,730
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

2,471,752	—	1/12/41	4.00% (1 month	Synthetic TRS	17,153
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

2,723,752	—	1/12/41	5.00% (1 month	Synthetic MBX	5,548
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

12,984,548	—	1/12/41	4.50% (1 month	Synthetic TRS	93,511
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

5,663,548	(8,849)	1/12/39	6.00% (1 month	Synthetic TRS	25,588
			USD-LIBOR)	Index 6.00%
				30 year Fannie Mae
				pools

51,196,089	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(312,670)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

41,454,149	—	1/12/41	5.00% (1 month	Synthetic MBX	84,436
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

14,491,811	—	1/12/40	4.00% (1 month	Synthetic MBX	26,501
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

1,694,264	—	1/12/40	4.00% (1 month	Synthetic TRS	6,732
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

979,986	—	1/12/38	6.50% (1 month	Synthetic TRS	2,882
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

5,375,197	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(32,828)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

Income Fund	47

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC cont.
$1,301,310	$—	1/12/41	5.00% (1 month	Synthetic MBX	$5,906
			USD-LIBOR)	Index 5.00%
				30 year Ginnie Mae II
				pools

22,470,957	—	1/12/41	5.00% (1 month	Synthetic MBX	45,770
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

21,608,436	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(131,969)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

8,638,534	—	1/12/41	4.00% (1 month	Synthetic TRS	59,949
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

3,060,997	—	1/12/41	4.00% (1 month	Synthetic TRS	21,242
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

2,056,675	—	1/12/40	5.00% (1 month	Synthetic MBX	3,870
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

9,605,224	—	1/12/40	4.50% (1 month	Synthetic MBX	14,079
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

35,917,441	—	1/12/41	5.00% (1 month	Synthetic MBX	73,158
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

6,001,107	—	1/12/41	5.00% (1 month	Synthetic MBX	12,223
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,137,648	—	1/12/40	5.00% (1 month	Synthetic MBX	2,141
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

3,689,420	—	1/12/40	5.00% (1 month	Synthetic MBX	6,943
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

2,674,650	—	1/12/40	5.00% (1 month	Synthetic MBX	5,033
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

48	Income Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.
$13,259,907	$—	1/12/41	5.00% (1 month	Synthetic MBX	$27,008
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

17,833,768	—	1/12/41	5.00% (1 month	Synthetic MBX	36,325
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

Credit Suisse International
32,131,490	—	1/12/41	4.50% (1 month	Synthetic MBX	31,937
			USD-LIBOR)	Index 4.50%
				30 year Ginnie Mae II
				pools

635,433	—	1/12/41	4.00% (1 month	Synthetic TRS	4,410
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

9,573,419	—	1/12/39	(5.00%) 1 month	Synthetic TRS	(38,603)
			USD-LIBOR	Index 5.00%
				30 year Fannie Mae
				pools

2,496,245	—	1/12/41	4.00% (1 month	Synthetic TRS	17,323
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

Goldman Sachs International
6,205,272	—	1/12/41	4.00% (1 month	Synthetic TRS	43,063
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

3,552,525	—	1/12/38	6.50% (1 month	Synthetic TRS	10,448
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

12,450,594	—	1/12/38	6.50% (1 month	Synthetic TRS	36,616
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

9,604,674	—	1/12/38	6.50% (1 month	Synthetic TRS	28,246
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

3,892,379	—	1/12/41	4.00% (1 month	Synthetic TRS	27,012
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

12,064,084	—	1/12/38	6.50% (1 month	Synthetic TRS	35,479
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

Income Fund	49

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$641,732	$—	1/12/41	4.00% (1 month	Synthetic TRS	$4,453
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

1,082,616	—	1/12/41	4.00% (1 month	Synthetic TRS	7,513
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

2,939,229	—	1/12/41	4.00% (1 month	Synthetic TRS	20,397
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

4,836,431	—	1/12/41	4.00% (1 month	Synthetic TRS	33,563
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

11,129,180	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(77,233)
			USD-LIBOR	Index 4.00%
				30 year Fannie Mae
				pools

11,214,695	—	1/12/41	4.50% (1 month	Synthetic TRS	80,765
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

2,183,864	—	1/12/40	(4.00%) 1 month	Synthetic TRS	(8,677)
			USD-LIBOR	Index 4.00%
				30 year Fannie Mae
				pools

2,183,427	—	1/12/41	4.00% (1 month	Synthetic TRS	15,152
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

5,487,960	—	1/12/41	4.00% (1 month	Synthetic TRS	38,085
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

17,821,323	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(108,840)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

6,694,979	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(40,888)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

12,068,257	—	1/12/36	5.50% (1 month	Synthetic TRS	63,095
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

50	Income Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$16,307,122	$—	1/12/41	4.00% (1 month	Synthetic TRS	$113,167
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

16,637,141	—	1/12/41	4.50% (1 month	Synthetic TRS	119,816
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

4,846,336	2,272	1/12/41	4.50% (1 month	Synthetic TRS	37,174
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

1,650,867	903	1/12/41	4.00% (1 month	Synthetic TRS	12,359
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

3,949,800	(5,554)	1/12/39	6.00% (1 month	Synthetic TRS	18,462
			USD-LIBOR)	Index 6.00%
				30 year Fannie Mae
				pools

8,007,299	—	1/12/41	4.00% (1 month	Synthetic TRS	55,568
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

744,383	—	1/12/38	6.50% (1 month	Synthetic TRS	2,189
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

10,961,924	—	1/12/41	4.00% (1 month	Synthetic TRS	76,073
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

2,296,098	—	1/12/41	4.00% (1 month	Synthetic TRS	15,934
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

4,882,619	—	1/12/41	4.00% (1 month	Synthetic TRS	33,884
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

24,413,328	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(149,100)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

1,649,017	—	1/12/38	6.50% (1 month	Synthetic TRS	4,850
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

Income Fund	51

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$10,730,985	$—	1/12/41	4.00% (1 month	Synthetic TRS	$74,470
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

3,376,229	—	1/12/38	6.50% (1 month	Synthetic TRS	9,929
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

905,243	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(5,529)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

2,413,710	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(14,741)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

3,276,910	—	1/12/38	6.50% (1 month	Synthetic TRS	9,637
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

6,553,821	—	1/12/38	6.50% (1 month	Synthetic TRS	19,274
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

4,439,489	—	1/12/38	6.50% (1 month	Synthetic TRS	13,056
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

1,690,756	—	1/12/41	4.00% (1 month	Synthetic TRS	11,733
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

2,047,714	—	1/12/38	6.50% (1 month	Synthetic TRS	6,022
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

13,644,857	—	1/12/38	6.50% (1 month	Synthetic TRS	40,128
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

JPMorgan Chase Bank NA
7,524,472	4,703	1/12/41	4.50% (1 month	Synthetic TRS	58,896
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

Total					$807,126

52	Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Corporate bonds and notes	$—	$385,479,454	$—

Foreign government and agency bonds and notes	—	864,835	—

Mortgage-backed securities	—	563,314,349	—

Municipal bonds and notes	—	4,658,060	—

Purchased swap options outstanding	—	4,405,062	—

Senior loans	—	320,468	—

U.S. Government and agency mortgage obligations	—	718,645,617	—

U.S. Treasury obligations	—	3,125,648	—

Short-term investments	142,051,783	119,074,293	—

Totals by level	$142,051,783	$1,799,887,786	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$(238,284)	$—	$—

Written swap options outstanding	—	(1,372,108)	—

TBA sale commitments	—	(186,503,278)	—

Interest rate swap contracts	—	566,567	—

Total return swap contracts	—	813,651	—

Totals by level	$(238,284)	$(186,495,168)	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Income Fund	53

Statement of assets and liabilities 10/31/12

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,687,711,272)	$1,800,889,786
Affiliated issuers (identified cost $141,049,783) (Notes 1 and 6)	141,049,783

Interest and other receivables	9,790,223

Receivable for shares of the fund sold	2,690,843

Receivable for investments sold	102,759,901

Receivable for sales of delayed delivery securities (Note 1)	275,723,630

Unrealized appreciation on swap contracts (Note 1)	10,807,062

Receivable for variation margin (Note 1)	1,156,531

Premium paid on swap contracts (Note 1)	12,423,309

Total assets	2,357,291,068

LIABILITIES

Payable to custodian	3,523,144

Payable for investments purchased	104,733,431

Payable for purchases of delayed delivery securities (Note 1)	593,771,109

Payable for shares of the fund repurchased	3,661,098

Payable for compensation of Manager (Note 2)	490,151

Payable for investor servicing fees (Note 2)	180,620

Payable for custodian fees (Note 2)	32,833

Payable for Trustee compensation and expenses (Note 2)	337,589

Payable for administrative services (Note 2)	2,792

Payable for distribution fees (Note 2)	428,308

Written options outstanding, at value (premiums $1,529,066) (Notes 1 and 3)	1,372,108

Premium received on swap contracts (Note 1)	10,521,076

Unrealized depreciation on swap contracts (Note 1)	11,329,077

TBA sale commitments, at value (proceeds receivable $186,552,578) (Note 1)	186,503,278

Collateral on certain derivative contracts, at value (Note 1)	3,670,736

Other accrued expenses	297,088

Total liabilities	920,854,438

Net assets	$1,436,436,630

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,527,261,454

Undistributed net investment income (Note 1)	6,088,116

Accumulated net realized loss on investments (Note 1)	(209,537,413)

Net unrealized appreciation of investments	112,624,473

Total — Representing net assets applicable to capital shares outstanding	$1,436,436,630

(Continued on next page)

54	Income Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($878,866,392 divided by 120,939,883 shares)	$7.27

Offering price per class A share (100/96.00 of $7.27)*	$7.57

Net asset value and offering price per class B share ($41,214,580 divided by 5,723,450 shares)**	$7.20

Net asset value and offering price per class C share ($166,406,628 divided by 23,053,690 shares)**	$7.22

Net asset value and redemption price per class M share
($151,112,829 divided by 21,221,276 shares)	$7.12

Offering price per class M share (100/96.75 of $7.12)†	$7.36

Net asset value, offering price and redemption price per class R share
($5,265,307 divided by 728,513 shares)	$7.23

Net asset value, offering price and redemption price per class R5 share
($10,446 divided by 1,420 shares)††	$7.35

Net asset value, offering price and redemption price per class R6 share
($10,447 divided by 1,420 shares)	$7.36

Net asset value, offering price and redemption price per class Y share
($193,550,001 divided by 26,313,835 shares)	$7.36

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

†† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Income Fund	55

Statement of operations Year ended 10/31/12

INVESTMENT INCOME

Interest (net of foreign tax of $40,457) (including interest income of $253,882 from investments
in affiliated issuers) (Note 6)	$53,668,406

Total investment income	53,668,406

EXPENSES

Compensation of Manager (Note 2)	5,608,363

Investor servicing fees (Note 2)	2,049,795

Custodian fees (Note 2)	78,126

Trustee compensation and expenses (Note 2)	122,896

Administrative services (Note 2)	42,157

Distribution fees (Note 2)	5,031,437

Other	575,184

Total expenses	13,507,958

Expense reduction (Note 2)	(2,806)

Net expenses	13,505,152

Net investment income	40,163,254

Net realized loss on investments (Notes 1 and 3)	(1,484,872)

Net realized loss on swap contracts (Note 1)	(38,156,213)

Net realized gain on futures contracts (Note 1)	22,123,189

Net realized loss on written options (Notes 1 and 3)	(11,129,194)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	114,096,560

Net gain on investments	85,449,470

Net increase in net assets resulting from operations	$125,612,724

The accompanying notes are an integral part of these financial statements.

56	Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/12	Year ended 10/31/11

Operations:
Net investment income	$40,163,254	$53,058,709

Net realized gain (loss) on investments	(28,647,090)	13,122,104

Net unrealized appreciation (depreciation) of investments	114,096,560	(4,199,417)

Net increase in net assets resulting from operations	125,612,724	61,981,396

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(26,043,813)	(42,249,610)

Class B	(954,906)	(1,773,181)

Class C	(3,948,093)	(7,304,305)

Class M	(4,646,629)	(10,221,649)

Class R	(143,597)	(209,934)

Class R5	(100)	—

Class R6	(100)	—

Class Y	(5,026,699)	(6,319,275)

Increase in capital from settlement payments (Note 9)	—	433,895

Decrease from capital share transactions (Note 4)	(8,602,096)	(72,913,778)

Total increase (decrease) in net assets	76,246,691	(78,576,441)

NET ASSETS

Beginning of year	1,360,189,939	1,438,766,380

End of year (including undistributed net investment income
of $6,088,116 and $5,017,584, respectively)	$1,436,436,630	$1,360,189,939

The accompanying notes are an integral part of these financial statements.

Income Fund	57

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio
													of expenses
													to average	Ratio
	Net asset		Net realized									Ratio	net assets,	of net investment
	value,		and unrealized	Total from	From			Non-recurring		Total return	Net assets,	of expenses	excluding	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	reimburse-	Net asset value,	at net asset	end of period	to average	interest expense	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	ments	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	(%) [c]	net assets (%)	turnover (%) [d]

Class A
October 31, 2012	$6.84	.21	.43	.64	(.21)	(.21)	—	—	$7.27	9.59	$878,866.86		.86	3.02	204
October 31, 2011	6.86	.28	.05	.33	(.35)	(.35)	—	— [e,f]	6.84	4.95	843,019.86		.86	4.02	339
October 31, 2010	6.61	.43	.31	.74	(.49)	(.49)	— [f]	— [f,g]	6.86	11.45	855,659	.88 [h,i]	.88 [h,i]	6.38 [h]	112
October 31, 2009	5.35	.29	1.44	1.73	(.47)	(.47)	— [f]	—	6.61	34.44	667,144	1.68 [h,j]	.96 [h]	5.12 [h]	331
October 31, 2008	6.77	.38	(1.34)	(.96)	(.46)	(.46)	— [f]	—	5.35	(15.13)	537,220	.99 [h]	.99 [h]	5.91 [h]	200

Class B
October 31, 2012	$6.78	.16	.42	.58	(.16)	(.16)	—	—	$7.20	8.75	$41,215	1.61	1.61	2.27	204
October 31, 2011	6.80	.22	.06	.28	(.30)	(.30)	—	— [e,f]	6.78	4.22	39,859	1.61	1.61	3.29	339
October 31, 2010	6.56	.39	.28	.67	(.43)	(.43)	— [f]	— [f,g]	6.80	10.54	43,205	1.63 [h,i]	1.63 [h,i]	5.82 [h]	112
October 31, 2009	5.32	.24	1.43	1.67	(.43)	(.43)	— [f]	—	6.56	33.21	45,772	2.43 [h,j]	1.71 [h]	4.31 [h]	331
October 31, 2008	6.72	.34	(1.33)	(.99)	(.41)	(.41)	— [f]	—	5.32	(15.58)	57,171	1.74 [h]	1.74 [h]	5.22 [h]	200

Class C
October 31, 2012	$6.80	.16	.42	.58	(.16)	(.16)	—	—	$7.22	8.72	$166,407	1.61	1.61	2.27	204
October 31, 2011	6.82	.22	.06	.28	(.30)	(.30)	—	— [e,f]	6.80	4.21	169,692	1.61	1.61	3.27	339
October 31, 2010	6.58	.35	.33	.68	(.44)	(.44)	— [f]	— [f,g]	6.82	10.57	167,237	1.63 [h,i]	1.63 [h,i]	5.08 [h]	112
October 31, 2009	5.33	.26	1.42	1.68	(.43)	(.43)	— [f]	—	6.58	33.40	43,310	2.43 [h,j]	1.71 [h]	4.45 [h]	331
October 31, 2008	6.74	.33	(1.33)	(1.00)	(.41)	(.41)	— [f]	—	5.33	(15.67)	16,414	1.74 [h]	1.74 [h]	5.16 [h]	200

Class M
October 31, 2012	$6.71	.19	.42	.61	(.20)	(.20)	—	—	$7.12	9.27	$151,113	1.11	1.11	2.77	204
October 31, 2011	6.74	.26	.05	.31	(.34)	(.34)	—	— [e,f]	6.71	4.66	170,347	1.11	1.11	3.82	339
October 31, 2010	6.50	.42	.29	.71	(.47)	(.47)	— [f]	— [f,g]	6.74	11.28	222,916	1.13 [h,i]	1.13 [h,i]	6.23 [h]	112
October 31, 2009	5.28	.27	1.41	1.68	(.46)	(.46)	— [f]	—	6.50	33.82	194,199	1.93 [h,j]	1.21 [h]	4.83 [h]	331
October 31, 2008	6.68	.36	(1.31)	(.95)	(.45)	(.45)	— [f]	—	5.28	(15.19)	167,743	1.24 [h]	1.24 [h]	5.67 [h]	200

Class R
October 31, 2012	$6.81	.19	.43	.62	(.20)	(.20)	—	—	$7.23	9.26	$5,265	1.11	1.11	2.77	204
October 31, 2011	6.83	.25	.07	.32	(.34)	(.34)	—	— [e,f]	6.81	4.74	4,723	1.11	1.11	3.74	339
October 31, 2010	6.59	.40	.31	.71	(.47)	(.47)	— [f]	— [f,g]	6.83	11.10	4,068	1.13 [h,i]	1.13 [h,i]	5.91 [h]	112
October 31, 2009	5.34	.27	1.44	1.71	(.46)	(.46)	— [f]	—	6.59	34.02	2,353	1.93 [h,j]	1.21 [h]	4.85 [h]	331
October 31, 2008	6.76	.36	(1.33)	(.97)	(.45)	(.45)	— [f]	—	5.34	(15.30)	1,448	1.24 [h]	1.24 [h]	5.54 [h]	200

Class R5
October 31, 2012†	$7.11	.08	.23	.31	(.07)	(.07)	—	—	$7.35	4.39 *	$10	.19 *	.19 *	1.12 *	204

Class R6
October 31, 2012†	$7.11	.08	.24	.32	(.07)	(.07)	—	—	$7.36	4.54 *	$10	.17 *	.17*	1.14 *	204

Class Y
October 31, 2012	$6.91	.23	.45	.68	(.23)	(.23)	—	—	$7.36	10.00	$193,550.61		.61	3.26	204
October 31, 2011	6.93	.29	.06	.35	(.37)	(.37)	—	— [e,f]	6.91	5.12	132,550.61		.61	4.25	339
October 31, 2010	6.67	.46	.30	.76	(.50)	(.50)	— [f]	— [f,g]	6.93	11.73	145,681	.63 [h,i]	.63 [h,i]	6.74 [h]	112
October 31, 2009	5.40	.32	1.43	1.75	(.48)	(.48)	— [f]	—	6.67	34.59	227,134	1.43 [h,j]	.71 [h]	5.87 [h]	331
October 31, 2008	6.82	.40	(1.35)	(.95)	(.47)	(.47)	— [f]	—	5.40	(14.85)	790,264	.74 [h]	.74 [h]	6.14 [h]	200

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

58	Income Fund	Income Fund	59

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Portfolio turnover excludes TBA purchase and sale transactions.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 9).

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

h Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to October 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

October 31, 2010	0.03%

October 31, 2009	0.19

October 31, 2008	0.09

i Excludes the impact of a current period reduction to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.18% of average net assets for the period ended October 31, 2010.

j Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.72% of average net assets for the period ended October 31, 2009.

The accompanying notes are an integral part of these financial statements.

60	Income Fund

Notes to financial statements 10/31/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from November 1, 2011 through October 31, 2012.

Putnam Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks high current income with what Putnam Management believes to be prudent risk. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide denominated in U.S. dollars, are either investment-grade or below investment-grade (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer).

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund began offering class R5 and class R6 shares on July 2, 2012. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total

Income Fund	61

value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts to hedge duration and convexity and to isolate prepayment risk.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Certain options contracts include premiums that do not settle until the expiration date of the contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately $2,075,900,000 on purchased options contracts for the reporting period.

Futures contracts The fund uses futures contracts to hedge interest rate risk and to gain exposure to interest rates.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets

62	Income Fund

and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average of approximately 2,500 futures contracts outstanding for the reporting period.

Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific sectors or industries, to gain exposure to rates of inflation in specific regions or countries and to hedge inflation in specific regions or countries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on total return swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.

An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $4,282,900,000 on interest rate swap contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $2,131,208 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities

Income Fund	63

as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $987,360 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable

64	Income Fund

to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At October 31, 2012, the fund had a capital loss carryover of $194,801,386 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$16,899,346	$21,706,087	$38,605,433	*

92,884,454	N/A	92,884,454	October 31, 2016

63,311,499	N/A	63,311,499	October 31, 2017

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of income on swap contracts and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $1,671,215 to increase undistributed net investment income and $1,671,215 to increase accumulated net realized losses.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$105,132,641
Unrealized depreciation	(6,977,078)

Net unrealized appreciation	98,155,563
Undistributed ordinary income	6,895,242
Capital loss carryforward	(194,801,386)
Cost for federal income tax purposes	$1,843,784,006

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.550%	of the first $5 billion,	0.350%	of the next $50 billion,

0.500%	of the next $5 billion,	0.330%	of the next $50 billion,

0.450%	of the next $10 billion,	0.320%	of the next $100 billion and

0.400%	of the next $10 billion,	0.315%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest,

Income Fund	65

taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class A	$1,267,246	Class R5	4

Class B	59,908	Class R6	2

Class C	247,415	Class Y	232,720

Class M	235,068	Total	$2,049,795

Class R	7,432

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,806 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,119, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and

66	Income Fund

0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$2,139,203	Class M	792,892

Class B	404,512	Class R	25,062

Class C	1,669,768	Total	$5,031,437

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $110,700 and $13,013 from the sale of class A and class M shares, respectively, and received $32,495 and $7,212 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $3,408 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,268,429,858 and $2,035,148,665, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $5,972,188 and $5,971,484, respectively.

Written option transactions during the reporting period are summarized as follows:

	Written swap option	Written swap option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$2,343,944,374	$125,397,305

Options opened	1,772,454,238	65,113,914

Options exercised	(685,880,454)	(24,099,944)

Options expired	—	—

Options closed	(3,351,086,158)	(164,882,209)

Written options outstanding at the
end of the reporting period	$79,432,000	$1,529,066

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/12		Year ended 10/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	27,350,698	$189,503,530	31,938,569	$218,790,518

Shares issued in connection with
reinvestment of distributions	3,272,191	22,639,769	5,196,313	35,449,398

	30,622,889	212,143,299	37,134,882	254,239,916

Shares repurchased	(32,950,350)	(228,777,619)	(38,649,700)	(263,845,938)

Net decrease	(2,327,461)	$(16,634,320)	(1,514,818)	$(9,606,022)

Income Fund	67

	Year ended 10/31/12		Year ended 10/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	1,388,528	$9,538,158	2,105,943	$14,318,416

Shares issued in connection with
reinvestment of distributions	108,522	744,380	208,992	1,412,938

	1,497,050	10,282,538	2,314,935	15,731,354

Shares repurchased	(1,651,519)	(11,377,763)	(2,787,583)	(18,884,104)

Net decrease	(154,469)	$(1,095,225)	(472,648)	$(3,152,750)

	Year ended 10/31/12		Year ended 10/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	5,123,472	$35,269,152	8,428,929	$57,395,078

Shares issued in connection with
reinvestment of distributions	376,116	2,585,433	660,999	4,480,909

	5,499,588	37,854,585	9,089,928	61,875,987

Shares repurchased	(7,411,220)	(51,136,287)	(8,652,088)	(58,620,817)

Net increase (decrease)	(1,911,632)	$(13,281,702)	437,840	$3,255,170

	Year ended 10/31/12		Year ended 10/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	1,131,897	$7,695,763	4,252,299	$28,443,376

Shares issued in connection with
reinvestment of distributions	57,125	387,404	96,626	646,826

	1,189,022	8,083,167	4,348,925	29,090,202

Shares repurchased	(5,356,881)	(36,496,132)	(12,052,732)	(80,978,751)

Net decrease	(4,167,859)	$(28,412,965)	(7,703,807)	$(51,888,549)

	Year ended 10/31/12		Year ended 10/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	372,015	$2,551,886	308,145	$2,097,773

Shares issued in connection with
reinvestment of distributions	18,450	127,087	24,597	167,075

	390,465	2,678,973	332,742	2,264,848

Shares repurchased	(355,775)	(2,444,067)	(234,689)	(1,602,134)

Net increase	34,690	$234,906	98,053	$662,714

			For the period 7/3/12
		(commencement of operations) to 10/31/12

Class R5		Shares		Amount

Shares sold			1,406	$10,000

Shares issued in connection with reinvestment of distributions			14	100

			1,420	10,100

Shares repurchased			—	—

Net increase			1,420	$10,100

68	Income Fund

			For the period 7/3/12
		(commencement of operations) to 10/31/12

Class R6		Shares		Amount

Shares sold			1,406	$10,000

Shares issued in connection with reinvestment of distributions			14	100

			1,420	10,100

Shares repurchased			—	—

Net increase			1,420	$10,100

	Year ended 10/31/12		Year ended 10/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	20,514,428	$144,552,458	19,234,583	$133,635,790

Shares issued in connection with
reinvestment of distributions	533,133	3,744,348	554,836	3,832,111

	21,047,561	148,296,806	19,789,419	137,467,901

Shares repurchased	(13,902,881)	(97,729,796)	(21,652,336)	(149,652,242)

Net increase (decrease)	7,144,680	$50,567,010	(1,862,917)	$(12,184,341)

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	1,420	100%	$10,446

Class R6	1,420	100	10,447

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	$11,837,818*	depreciation	$7,662,930*

Total		$11,837,818		$7,662,930

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$(44,634,368)	$22,123,189	$(38,156,213)	$(60,667,392)

Total	$(44,634,368)	$22,123,189	$(38,156,213)	$(60,667,392)

Income Fund	69

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$17,757,596	$(1,521,659)	$30,397,359	$46,633,296

Total	$17,757,596	$(1,521,659)	$30,397,359	$46,633,296

Note 6: Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$235,139,135	$999,698,920	$1,093,788,272	$253,882	$141,049,783

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 9: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $424,890 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $9,005 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

70	Income Fund

Note 10: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Income Fund	71

Federal tax information (Unaudited)

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $32,979,161 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

72	Income Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Income Fund	73

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

74	Income Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Income Fund	75

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

76	Income Fund

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Marketing Services	Kenneth R. Leibler
Putnam Retail Management	Robert E. Patterson	Susan G. Malloy
One Post Office Square	George Putnam, III	Vice President and
Boston, MA 02109	Robert L. Reynolds	Assistant Treasurer
W. Thomas Stephens
Custodian		James P. Pappas
State Street Bank	Officers	Vice President
and Trust Company	Robert L. Reynolds
	President	Mark C. Trenchard
Legal Counsel		Vice President and
Ropes & Gray LLP	Jonathan S. Horwitz	BSA Compliance Officer
Executive Vice President,
Independent Registered	Principal Executive Officer, and	Judith Cohen
Public Accounting Firm	Compliance Liaison	Vice President, Clerk, and
KPMG LLP		Associate Treasurer
Steven D. Krichmar
	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

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AN035
278024 12/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2012	$109,651	$ —	$6,300	$ —
October 31, 2011	$101,397	$ —	$6,100	$ —

For the fiscal years ended October 31 2012 and October 31, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $6,300 and $6,100 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2012	$ —	$ —	$ —	$ —

October 31, 2011	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Income Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 28, 2012